Registration No. 333-59103

Registration No. 811-03989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 28	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 71	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

                                 720 East Wisconsin Avenue, Milwaukee, Wisconsin                            53202

                                     (Address of Depositor’s Principal Executive Offices)                        (Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering                       Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2016 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under flexible premium variable joint life insurance policies.

Prospectus

May 1, 2016

Variable Joint Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Joint Life Insurance Policy with insurance payable on second death (the “Policy”). You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Socially Responsive Portfolio

Russell Investment Funds

Multi-Style Equity Fund

Aggressive Equity Fund

Global Real Estate Securities Fund

Non-U.S. Fund

Core Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

Variable Joint Life

•	Flexible Premium Variable Joint Life Insurance Policy
•	Insurance Payable on Second Death

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Death Benefit is payable on the second death while the Policy is in force. The Policy offers a choice of three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount plus Policy Value; or

Option C—Specified Amount plus Premiums Paid.

Under each of these options, you selected the Specified Amount when you purchased the Policy. In addition, we will increase the Death Benefit under any of the options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    The Policy provides access to Cash Value while at least one of the Insureds is alive. You may surrender your Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. You may make a withdrawal of Cash Value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted (and less any existing Policy Debt at the time of the loan), using the Policy as security.

Flexibility    You selected the Death Benefit option and Specified Amount subject to our availability limits. You control the amount and timing of Premium Payments, within limits. You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one Division to another.

Income Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these options is included elsewhere in this prospectus.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Cash Value may increase the premium needed to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions; in addition, a charge is deducted from the Policy Value each month while there is Policy Debt. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Value and increases the risk that your Policy will lapse.

Variable Joint Life Prospectus	1

Limitations on Access to Your Values    A withdrawal of Cash Value may not reduce the loan value to less than any Policy Debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Cash Value will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains 59 1⁄2. In addition, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between Divisions, make a withdrawal, change the Specified Amount or change the Death Benefit option.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Premium Tax Charge	Upon each Premium Payment	2% of the premium[1]	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)
Federal Deferred Acquisition Cost Charge[2]	Upon each Premium Payment	1% of the premium[1]
Sales Load	Upon each Premium Payment	Up to 6.4% of Target Premium for the first 10 Policy Years; up to 2.4% thereafter[3] and on all premiums in excess of Target Premium for all Policy Years	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Separate Account Divisions in a Policy Year, make withdrawals or change the Specified Amount more than once in a Policy Year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit option	Currently waived	$250
Surrender Charge	Upon surrender during the first ten Policy Years	50% of the premiums paid in the first Policy Year grading to zero at the end of the tenth Policy Year[4]	$50 per $1,000 of initial Specified Amount for any combination of Issue Age, sex, and underwriting classification

2	Variable Joint Life Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Expedited Delivery Charge[5]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[6]
Wire Transfer Fee[5]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[6]

[1]	See “Information about the Policy—Premiums” for more information.
[2]	This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1% against each Premium Payment to compensate us for corporate taxes.
[3]	The sales load in Policy Years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% sales load. The Target Premium is a hypothetical annual premium, which varies based on factors including but not limited to the initial Specified Amount and the characteristics of the Insured persons, such as Issue Age, sex and underwriting classification. Please see “Target Premium” in the Glossary of Terms.
[4]	The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. The percentage remains level during Policy Year one, and declines monthly to zero during Policy Years two through ten. For more information on the surrender charge, see “Charges and Expenses – Surrender Charge” in this prospectus. The “Schedule of Maximum Charges” to your Policy will indicate the maximum surrender charges applicable to your Policy.
[5]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[6]	The Maximum Guaranteed Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Maximum Guaranteed Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The table below describes the fees and expenses, other than operating expenses for the Portfolios that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2,3]
Maximum Charge[4]	Monthly, on each Monthly Processing Date	$1,000 per year per $1,000 of net amount at risk	Same as current amount
Minimum Charge[5]	Monthly, on each Monthly Processing Date	$0.001 per year per $1,000 of net amount at risk	Same as current amount
Charge for one male and one female Insured, Issue Ages 45, Select Non-Smoker underwriting classification in the sixteenth Policy Year (varies by Policy Year)[6]	Monthly, on each Monthly Processing Date	$0.08 per year per $1,000 of net amount at risk in the sixteenth Policy Year[6]	$2 per year per $1,000 of net amount at risk in the sixteenth Policy Year[7]
Monthly Policy Charge—Mortality and Expense Risk Charge
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each Monthly Processing Date	0.00% annually (monthly rate of 0.00000%) of the Policy Value less any Policy Debt	0.90% annually (monthly rate of 0.075%) of the Policy Value, less any Policy Debt
Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component[3]	Monthly, on each Monthly Processing Date during the first ten Policy Years

Variable Joint Life Prospectus	3

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Maximum Charge[8]		Monthly rate of $0.14 per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[9]		Monthly rate of $0.003 per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 45		Monthly rate of $0.03 per $1,000 of initial Specified Amount	Same as current amount
Monthly Policy Charge—Administrative Charge	Monthly, on each Monthly Processing Date	$7 (monthly)	$8 (monthly)
Monthly Policy Charge—Underwriting and Issue Charge[3,10]
Maximum Charge[11]	Monthly, on each Monthly Processing Date during the first ten Policy Years	Monthly rate of $0.04 per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years	Monthly rate of $0.02 per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 45, Select Non-Smoker underwriting classification	Monthly, on each Monthly Processing Date during the first ten Policy Years	Monthly rate of $0.02 per $1,000 of initial Specified Amount	Same as current amount
Monthly Policy Charge—Deferred Sales Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years	7.5% annually (monthly rate of 0.625%) for the first ten Policy Years. (The charge for each Policy Year is applied to the cumulative amount of premiums paid during the first Policy Year, up to the Target Premium.)	Same as current amount
Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt[13]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (monthly rate of 0.075%) of outstanding Policy Debt for the first ten Policy Years; 0.35% annually (monthly rate of 0.02917%) thereafter

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

2% annually (monthly rate of 0.16667%) of outstanding Policy Debt

[1]	The charges described in this table may vary based upon factors including but not limited to one or more of the following characteristics: Insureds’ Issue Ages, sex, and underwriting classifications; initial Specified Amount; Target Premium; Policy Date and Policy Year. All charges in the table expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.
[2]	The Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons, the Policy Date and Policy Year.
[3]	The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Owner may pay. For information about the rate for your particular situation, you may request a personalized illustration from your Financial Representative.
[4]	The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 100 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[5]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[6]	Generally, the cost of insurance rate will increase each Policy Year.
[7]	The maximum guaranteed cost of insurance rate will exceed the current rate in most Policy Years. Generally, the rate will increase each Policy Year.
[8]	The maximum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The minimum Mortality and Expense Risk Charge—Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[10]	The charge may not exceed $900-$2,100 annually ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue. This charge is based on the underwriting classification of the Insureds on the Date of Issue, subject to a maximum amount not to exceed $900-$2,100 ($75-$175 monthly amount), which is based on underwriting classification.

4	Variable Joint Life Prospectus

[11]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.
[12]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.
[13]	The charge is applied to the Policy Debt. It is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2015. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.38%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.32%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Charges and Expenses” section.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $238 billion as of December 31, 2015. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate

Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities

Variable Joint Life Prospectus	5

other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the

Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Please see the prospectuses for the Portfolios for a discussion of the potential risks and conflicts presented by the use of a Portfolio as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

6	Variable Joint Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	The Boston Company Asset Management, LLC
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Fayez Sarofim & Co.
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	William Blair Investment Management, LLC
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Government Money Market Portfolio(1)	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio(2)	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC

Variable Joint Life Prospectus	7

Portfolio	Investment Objective	Sub-adviser (if applicable)
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation; and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

8	Variable Joint Life Prospectus

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Series Fund has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Availability Limitations

Generally, the Policy was available for Insureds between Issue Ages 20-85. A minimum Specified Amount of at least $1,000,000 was required if the older Insured’s Issue Age was 20-49 and $500,000 if the older Insured’s Issue Age was 50-85.

Premiums

The Policy permits you to pay premiums at any time before the Policy Anniversary that is nearest the 95th birthday of the younger Insured and in any amounts within the limits described in this section.

We used the Specified Amount you selected when you purchased the Policy to determine the minimum initial premium required to put your Policy in force. The minimum initial premium varies with factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured persons.

Variable Joint Life Prospectus	9

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the Insured persons so long as the Cash Value is sufficient to pay the Monthly Policy Charge. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insureds meet our insurability requirements and we receive the premium prior to the Policy anniversary nearest the older Insured’s 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test (see “Death Benefit—Minimum Death Benefit”), we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a MEC. (See “Tax Considerations”).

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium

Payment was intended to be applied as of its due date, depending on your or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions. We may also be required to provide information about you and your account to government regulators.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account”).

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the current monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

Death Benefit

Death Benefit Options    The Death Benefit is payable on the second death while the Policy is in force. The Policy provides for three Death Benefit options:

•	Specified Amount (Option A)
•	Specified Amount plus Policy Value (Option B), (see “Policy Value” above)
•	Specified Amount plus Premiums Paid (Option C)

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. You selected the Specified Amount when you purchased the Policy and, subject to our approval, you may make changes upon written request.

The selected Death Benefit option will be in effect before the Policy Anniversary nearest the 100th birthday of the younger Insured (whether that Insured survived to age 100 or not), and the Death Benefit will be equal to the Policy Value on or after that Policy Anniversary. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit.

The Death Benefit will be paid on the death of the second of the Insureds to die while the Policy is in force. The amount payable will be reduced by the amount of any Policy Debt and any Monthly Policy Charges due and unpaid if the second death occurs during a grace period. (See “Termination and Reinstatement”). Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the deaths of both Insureds is received in our Home Office. The amount of proceeds will be determined as of the date of the second death. We will pay interest on the proceeds from that date until payment is made.

10	Variable Joint Life Prospectus

If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under an Income Plan selected by your beneficiary after the death of the second of the Insureds to die. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). If available, any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of Income Plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the Income Plan while at least one of the Insureds is living or, if the second Insured to die is not the Owner, during the first 60 days after the second Insured’s date of death. An Income Plan that is elected by the Owner will take effect on the date of death of the second Insured to die if the notice of election is received in our Home Office while at least one of the Insureds is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the second Insured. Payments under these plans are from our General Account, and are subject to the claims of our creditors. Please see the “Northwestern Mutual” section for more information regarding our General Account and guarantees under your Policy.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the Death Benefit options, or on or after the Policy Anniversary nearest the 100th birthday of the younger Insured, we will increase the Death Benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of Death Benefit to the Policy Value. The minimum multiple decreases as the age of the Insured persons advances. You made the choice of testing methods when you purchased the Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table. The Attained Age of the younger Insured is used even if the younger Insured is no longer living.

Guideline Premium/Cash Value Corridor Test Multiples Younger Insured Age

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of both Insureds and the Policy’s underwriting classification, and using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower cost of insurance charge. The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy Year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy Years.

Death Benefit Changes    You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than what we would issue on that date for similar policies. For additional requirements see “Modifying the Policy.”

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option or an increase or decrease in the Specified Amount will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in

Variable Joint Life Prospectus	11

writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Administrative charges of up to $250 for a change in the Death Benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy Year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the Death Benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations”). The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges against the Policy Value”).

Allocating Premiums to the Separate Account

Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent requests to change your allocations. You may change the allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized

Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions. Currently we do not accept requests by telephone.

Transfer Between Divisions    Subject to the short-term and excessive trading limitations described below, you may transfer accumulated amounts from one Division to another so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Expenses” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Your Financial Representative may provide us with instructions on your behalf involving the transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”)

12	Variable Joint Life Prospectus

may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

Variable Joint Life Prospectus	13

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Government Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Government Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar-cost averaging does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing

Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Policy Value allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may have elected portfolio rebalancing in the Application. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models

Allocation Models    We currently make available allocation models at no extra charge. You can select only one model at a time. Each of the four models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from moderately conservative to very aggressive. Please contact your financial representative for more information about available models. You may only select a model we currently make available. Any investment allocations outside of your original model must be made by you, and will not be made by the Company. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. If you wish to remove Portfolios from your model and/or change your allocations to a current model we make available, you may do so by notifying us in writing, contacting your financial representative or by calling Advanced Markets Operations at 1-866-464-3800. There will be no automatic rebalancing to these models unless you chose the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market.

Available models may change from time to time. We reserve the right to modify, suspend, or terminate any asset allocation model at any time without affecting your current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under your Policy (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio). Your allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation or closure), in which case we will send you written notice in advance of such event. If you were invested in a model that is no longer offered and you initiated a change outside of your original model allocations you will not be able to select your original model (see “Transfers Between Divisions” above for more information about how to change your portfolio allocations).

Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with us, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes (Premium Tax Charge) and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. Currently, we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover theses taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

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Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes (Federal Deferred Acquisition Cost Charge). We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The Premium Tax Charge and the Federal Deferred Acquisition Cost Charge may each vary in amount.

We deduct a sales load from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. The charge is 6.4% of the premiums up to the Target Premium paid for the first ten Policy Years, and 2.4% of all other premiums. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each Monthly Processing Date. (See “Policy Value”). The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge—Invested Assets Component, (3) the Mortality and Expense Risk Charge—Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy Debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each Monthly Processing Date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects the Policy Date, Policy Year, and factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The maximum cost of insurance rates are included in the Policy.

The Cost of Insurance Charge covers the cost of mortality and some expenses. We may realize gain from this charge to the extent the charge exceeds our costs attributable to the charge, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the Invested Assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. The current charge is equal to an annual rate of 0.00% (0.00000% monthly rate) of the Policy Value, less any Policy Debt. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the Issue Ages of the Insured persons, and applies only during the first 10 Policy Years. The range on a monthly basis is from $0.003 per $1,000 of initial Specified Amount if both Insured persons are Issue Age 25 or younger, up to $0.14 (monthly) per $1,000 of initial Specified Amount if both Insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $8 monthly. Currently this charge is $7 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the underwriting classification of the Insureds on the Date of Issue. This charge applies only during the first 10 Policy Years. The range is from $0.02 to $0.04 (monthly) per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. This charge for sales expenses is deducted only during the first ten Policy Years. The charge is 7.5% (0.625% monthly rate) of cumulative premiums paid during the first

Variable Joint Life Prospectus	15

Policy Year (up to the Target Premium). The charge applied during Policy Years 2-10 is equal to 0.625% per month times the cumulative premium paid in the first Policy Year (up to the Target Premium). This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the younger Insured is (or would be if alive) Attained Age 99 and below is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.35% (0.02917% monthly rate) thereafter. The aggregate charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy Year, $25 per withdrawal, and $25 per transfer of assets among the Divisions if more than twelve transfers take place in a Policy Year. The fee for a change in the Death Benefit option is $250. Currently we are waiving all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international transfers) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from the Policy Value among the Divisions in proportion to the amounts invested in the Divisions. For policies with the Monthly Charges From One Division Amendment, the Owner may elect in writing to have the Monthly Policy Charge deducted from one Division. We reserve the right to determine which Divisions to make available for this election. Currently, the Government Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.

Surrender Charge    A surrender charge will be deducted from the Policy proceeds during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. Beginning with the second Policy Year, the surrender charge decreases by a consistent dollar amount month by month to zero at the end of the tenth Policy Year. The Target Premium, and therefore the maximum surrender charge, depends on factors including but not limited to the Issue Age, sex and underwriting classification of the Insured persons. For example, for a male and female, both in the best underwriting classification and both Issue Age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy Year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any Issue Age, sex and underwriting classification combination. No surrender charge applies to a withdrawal of Cash Value.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. For certain Portfolios, certain expenses were reimbursed or fees waived during 2015. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.38%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

The Company currently permits surrender proceeds to be paid under an Income Plan requested by an Owner at the time of surrender. Available income plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans.

Policy Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. Policy loans are secured by your Policy Value. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home

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Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. There is a charge for the expenses and taxes associated with Policy Debt. (See “Charges and Expenses—Charges Against the Policy Value”).

Written requests will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of 5%. Interest is due and payable on each Policy Anniversary. We add unpaid interest to the amount of the loan at an annual effective, fixed rate of interest of 5%. If, on any Monthly Processing Date, the amount of the loan plus the surrender charge plus the monthly charges for the cost of insurance and other expenses exceeds the Policy Value, the Policy will enter the grace period. (See “Termination and Reinstatement”). We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and credit them on a daily basis with your accrued loan interest (i.e., an annual earnings rate equal to the 5% Policy loan interest rate). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time during the lifetime of at least one of the Insured persons. If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and we will transfer those amounts from our General Account to the Divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Loan repayments are not subject to transaction fees. A Policy loan or unpaid interest may have important tax consequences. (See “Tax Considerations”).

Surrenders and Withdrawals of Cash Value

Surrenders    You may surrender your Policy for the Cash Value at any time while the Insured is alive and the Policy is in force. The Cash Value will change daily in response to the investment performance of the Divisions in which you are invested. Written requests for surrender will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). Surrendering your Policy may have tax consequences. (See “Tax Considerations”).

Withdrawals    You may make a withdrawal of Cash Value. A withdrawal may not reduce the loan value to less than any Policy Debt outstanding. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy Year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

Written requests for withdrawals will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may

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notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

A withdrawal of Cash Value decreases the Death Benefit, and may also decrease the Specified Amount. The decrease depends on the Death Benefit option and the size of any prior increases in Death Benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the Death Benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Cash Value from the Divisions in proportion to the amounts in the Divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Cash Value may have important tax consequences. (See “Tax Considerations”).

Termination and Reinstatement

If the Cash Value is less than the monthly charges for the cost of insurance and other expenses on any Monthly Processing Date, we allow a grace period of 61 days for a premium payment to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires. Payments to keep the Policy in force received in Good Order at our Home Office before the close of trading (generally, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, payments are deemed to be received and effective on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

After a Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. The Policy may not be reinstated if either of the Insureds died after the end of the grace period. To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the grace period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will be reinstated.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. The Policy Value when a Policy is reinstated is equal to the premium paid, less Premium Expense Charges, plus any Policy Debt, less the sum of all monthly charges for the cost of insurance and other expenses that were due and unpaid before the end of the grace period, less the monthly charges due on the effective date of the reinstatement. Please note that premium paid upon reinstatement will not include any interest from the date of the lapse. We will allocate the Policy Value, less any Policy Debt, among the Divisions based on the allocations for premiums currently in effect.

If a surrender charge was assessed at the time of termination, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments After Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

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We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insureds’ underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Please note that our decision to permit a reinvestment does not reverse or eliminate any tax consequences and/or tax reporting resulting from the original surrender or withdrawal. Surrenders and withdrawals have tax consequences and we may be required to report them to the Internal Revenue Service and/or your state for income tax purposes. We may also be required to treat the reinvested proceeds as a new premium for purposes of determining whether your policy will become a MEC. (See “Tax Considerations”).

Right to Exchange for a Fixed Benefit Policy

You may exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio, or the Portfolio is substituted for another portfolio (see “Substitution of Portfolio Shares and Other Changes”). You will be given notice of any such change and will have 60 days to make the exchange. We may require evidence of insurability and there may be a cost associated with the exchange. The Fixed Benefit Policy will be on the lives of the same Insureds and at the time of the exchange will have the same Policy Date and Issue Ages and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which recognizes the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange is effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while at least one of the Insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. “You” in this prospectus means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of at least one Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one Insured for two years from the date of issuance of the increase. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.

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Suicide    If either Insured dies by suicide within one year from the Date of Issue, the Policy will terminate and the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex    If the age or sex of either of the Insureds has been misstated, the Death Benefit and Policy Value will be modified by recalculating all Monthly Policy Charges based on the correct age and sex of both Insured persons.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, withdrawal, Death Benefit or loan proceeds or Income Plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Portfolio Shares and Other Changes

If, in our judgment, one or more Portfolios become unsuitable for continued use with the Policy because of a change in investment objectives or restrictions, shares of another Portfolio or another mutual fund may be substituted for each such Portfolio. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws. Pursuant to an order of the Securities and Exchange Commission (“SEC”), effective November 15, 2013 the Commodity Return Strategy Portfolio was substituted for the Commodities Return Strategy Portfolio, a series of the Series Fund (the “Replaced Portfolio”). The Replaced Portfolio is no longer available as an investment option. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Policy and take other necessary actions.

Reports and Financial Statements

At least once each Policy Year you will receive a statement showing the Death Benefit, Cash Value, Policy Value and any Policy loan, including loan interest. We will also send you a confirmation statement when you transfer among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. These statements will show your apportioned amounts among the Divisions.

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Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling Advanced Markets Operations at 1-866-464-3800.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call Advanced Markets Operations at 1-866-464-3800 for assistance in making such changes.

Cybersecurity

The Company has administrative, technical and physical safeguards with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

With your ID and password, you can visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems,

Variable Joint Life Prospectus	21

you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about making a surrender, please call your Financial Representative or Advanced Markets Operations at 1-866-464-3800 between 7:30 a.m. and 5:00 p.m. Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request. The illustrations show how the Death Benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured persons and will reflect such factors as the Specified Amount, Death Benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However,

22	Variable Joint Life Prospectus

dividends used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Unless the Policy is a MEC, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Cash Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Cash Value remaining in the Policy, thereby causing the Policy to lapse. (See the “Policy Loans” section for more details). As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.

Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured. The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner. If the transfer is a sale, it is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy that was previously sold or otherwise transferred for valuable consideration is taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer. You should seek qualified tax advice if you plan a transfer of ownership.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may include, among other things, the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy may be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.

A policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period or, in the case

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of joint life Policies, the lifetime of either Insured. If a reduction occurs during a seven-pay period, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either Insured rather than only during seven-pay periods.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with and a new seven-pay limit. The new seven-pay limit is determined by taking into account the value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Cash Value, a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for federal estate tax purposes and any applicable state inheritance tax. If a Policy is a joint life Policy, the Death Benefit will be includible in the estate of the second to die if that individual owned or had any incidents of ownership in, the policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, A unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule will not apply if (i) the Insured is an eligible employee and (ii) certain notice and consent requirements are satisfied before the policy is issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers, or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for

24	Variable Joint Life Prospectus

up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, if a business owns life insurance with cash value, Section 264(f) of the Code may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Value to the adjusted basis of other business assets. Certain policies may be excluded the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance policies. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for any

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surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 40% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Premium Payments up to Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.10% of Policy Value less Policy Debt is paid at the end of Policy Years 6 and later. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

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Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1.	amendments or endorsements;
2.	supplemental Applications;
3.	reinstatement Applications; and
4.	Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of second Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

INSUREDS

The persons named as the Insureds on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

An Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

NYSE

New York Stock Exchange

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy from which the following are computed, among other things:

1.	Policy Year;
2.	Policy Anniversary;
3.	the Issue Age of each Insured; and
4.	the Attained Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

Variable Joint Life Prospectus	27

POLICY VALUE

The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

An amount based on the initial Specified Amount and characteristics of the Insured persons, such as Issue Age, sex and underwriting classification, used to compute the sales load, commissions, surrender charge and other expense charges during the first 10 Policy Years.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

28	Variable Joint Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Joint Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Policy Value and Cash Value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Markets Operations at 1-866-464-3800.

Investment Company Act File No. 811-3989

Variable Joint Life Prospectus	29

Appendix A

Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component

Table of Annual Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge	Issue Age*	Annual Charge
20-25	$0.04	51	$0.60
26	0.05	52	0.63
27	0.06	53	0.66
28	0.07	54	0.69
29	0.08	55	0.72
30	0.09	56	0.77
31	0.10	57	0.83
32	0.11	58	0.88
33	0.12	59	0.94
34	0.13	60	0.99
35	0.14	61	1.04
36	0.17	62	1.10
37	0.19	63	1.15
38	0.22	64	1.21
39	0.25	65	1.26
40	0.28	66	1.31
41	0.30	67	1.35
42	0.33	68	1.40
43	0.36	69	1.44
44	0.38	70	1.49
45	0.41	71	1.54
46	0.44	72	1.58
47	0.47	73	1.63
48	0.50	74	1.67
49	0.53	75-85	1.72
50	0.57

*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)	Age Difference (years)	Age Adjustment (years)
0-1	0	25-34	5
2-4	1	35-44	6
5-8	2	45-54	7
9-14	3	55-65	8
15-24	4

Example: For a Policy at Issue Ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

30	Variable Joint Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

VARIABLE JOINT LIFE

A Flexible Premium Variable Joint Life Policy with Insurance Payable on Second Death (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

(Account)

We no longer issue the Policy described in this Statement of Additional Information.

The Policies we currently offer are described in separate Prospectuses and

Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-464-3800.

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2015	$4,059,098
2014	$5,607,850
2013	$9,032,836

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, and the financial statements of Northwestern Mutual Variable Life Account as of December 31, 2015 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2015

Northwestern Mutual Variable Life Account

Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$392,700	$138,712	$228,565	$8,935	$1,113,208
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	-	-	-	3

Total Assets	392,702	138,712	228,565	8,935	1,113,211

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	52	71	1	-

Total Liabilities	-	52	71	1	-

Total Net Assets	$392,702	$138,660	$228,494	$8,934	$1,113,211

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$35,197	$8,977	$25,478	$278	$152,836
Northwestern Mutual Equity	436	85	404	4	1,674
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	335,511	117,739	187,933	8,073	881,030
Northwestern Mutual Equity	7,668	3,114	4,499	176	19,656
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	6,558	4,319	5,603	286	21,213
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	7,332	4,426	4,577	117	36,802

Total Net Assets	$392,702	$138,660	$228,494	$8,934	$1,113,211

(1) Investments, at cost	$296,285	$105,378	$179,337	$8,947	$792,866
Mutual Fund Shares Held	139,950	51,797	148,226	8,684	286,835
(2) Accumulation Unit Value	$4.167790	$3.554167	$2.877770	$1.532727	$4.551560
Units Outstanding	82,341	34,003	66,868	5,383	197,885
(3) Accumulation Unit Value	$57.763945	$37.773111	$39.512372	$13.161232	$104.794845
Units Outstanding	114	114	142	22	202
(4) Accumulation Unit Value	$57.763945	$37.773111	$39.512372	$13.161232	$104.794845
Units Outstanding	127	117	116	9	351

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$10,524	$183,671	$109,243	$450,994	$275,394
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	-	23

Total Assets	10,525	183,671	109,243	450,994	275,417

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	7	35	58	-

Total Liabilities	-	7	35	58	-

Total Net Assets	$10,525	$183,664	$109,208	$450,936	$275,417

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$746	$16,252	$8,915	$63,601	$14,051
Northwestern Mutual Equity	7	186	117	894	155
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	9,018	152,841	90,339	367,248	239,810
Northwestern Mutual Equity	189	4,090	2,283	8,470	5,559
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	95	4,190	3,674	4,084	6,958
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	470	6,105	3,880	6,639	8,884

Total Net Assets	$10,525	$183,664	$109,208	$450,936	$275,417

(1) Investments, at cost	$11,428	$131,559	$90,750	$429,652	$230,583
Mutual Fund Shares Held	10,673	129,894	70,117	145,201	155,326
(2) Accumulation Unit Value	$1.577867	$2.135000	$2.394831	$3.699378	$3.709654
Units Outstanding	5,835	73,504	38,676	101,563	66,143
(3) Accumulation Unit Value	$13.331635	$22.929503	$25.451821	$103.425002	$42.560713
Units Outstanding	7	183	144	39	163
(4) Accumulation Unit Value	$13.331635	$22.929503	$25.451821	$103.425002	$42.560713
Units Outstanding	35	266	152	64	209

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$57,460	$246,234	$20,836	$156,858	$88,928
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3	12	-	23	-

Total Assets	57,463	246,246	20,836	156,881	88,928

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	5	-	21

Total Liabilities	-	-	5	-	21

Total Net Assets	$57,463	$246,246	$20,831	$156,881	$88,907

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$3,797	$11,174	$1,995	$11,893	$4,075
Northwestern Mutual Equity	43	128	23	146	60
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	49,454	218,055	17,474	132,086	75,878
Northwestern Mutual Equity	1,313	5,455	380	3,528	2,108
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,019	4,157	596	2,832	3,494
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	1,837	7,277	363	6,396	3,292

Total Net Assets	$57,463	$246,246	$20,831	$156,881	$88,907

(1) Investments, at cost	$49,808	$209,373	$22,422	$128,583	$92,032
Mutual Fund Shares Held	37,336	103,765	18,374	74,552	68,459
(2) Accumulation Unit Value	$2.988550	$3.628992	$1.543293	$3.004079	$1.793138
Units Outstanding	16,987	61,590	11,569	45,143	43,492
(3) Accumulation Unit Value	$31.761925	$47.712811	$17.224563	$32.262868	$19.257803
Units Outstanding	32	87	35	88	181
(4) Accumulation Unit Value	$31.761925	$47.712811	$17.224563	$32.262868	$19.257803
Units Outstanding	58	153	21	198	171

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$24,495	$502,650	$34,728	$171,143	$15,739
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	-	28	5	3

Total Assets	24,504	502,650	34,756	171,148	15,742

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	4	-	-	-

Total Liabilities	-	4	-	-	-

Total Net Assets	$24,504	$502,646	$34,756	$171,148	$15,742

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$1,422	$59,124	$1,735	$13,796	$1,672
Northwestern Mutual Equity	33	941	30	232	17
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	20,844	406,375	28,604	116,500	12,297
Northwestern Mutual Equity	485	10,232	644	4,227	278
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,067	11,925	2,346	15,028	577
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	653	14,049	1,397	21,365	901

Total Net Assets	$24,504	$502,646	$34,756	$171,148	$15,742

(1) Investments, at cost	$25,299	$532,665	$42,323	$171,143	$15,784
Mutual Fund Shares Held	28,682	311,818	43,140	171,143	15,311
(2) Accumulation Unit Value	$1.055308	$3.143590	$0.741823	$1.531914	$1.012734
Units Outstanding	20,212	132,526	39,426	78,808	12,418
(3) Accumulation Unit Value	$10.098885	$4.843231	$8.872116	$41.572750	$12.275717
Units Outstanding	106	2,462	264	361	47
(4) Accumulation Unit Value	$10.098885	$4.843231	$8.872116	$41.572750	$12.275717
Units Outstanding	65	2,901	157	514	73

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$243,321	$8,137	$7,974	$100,912	$27,617
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	1	2	-

Total Assets	243,321	8,137	7,975	100,914	27,617

Liabilities:
Due to Northwestern Mutual Life Insurance Company	124	36	-	-	71

Total Liabilities	124	36	-	-	71

Total Net Assets	$243,197	$8,101	$7,975	$100,914	$27,546

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$22,702	$447	$366	$7,014	$1,571
Northwestern Mutual Equity	357	8	5	97	20
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	183,392	7,441	6,380	84,375	23,914
Northwestern Mutual Equity	4,913	186	145	2,082	599
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	21,408	19	365	4,801	360
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	10,425	-	714	2,545	1,082

Total Net Assets	$243,197	$8,101	$7,975	$100,914	$27,546

(1) Investments, at cost	$245,724	$8,212	$8,618	$102,951	$30,691
Mutual Fund Shares Held	194,812	7,534	7,594	148,619	27,981
(2) Accumulation Unit Value	$2.673382	$1.345254	$1.036853	$3.275752	$1.138400
Units Outstanding	70,437	5,670	6,292	26,393	21,532
(3) Accumulation Unit Value	$212.549665	$18.898765	$13.593038	$43.377037	$15.597729
Units Outstanding	101	1	27	111	23
(4) Accumulation Unit Value	$212.549665	$18.898765	$13.593038	$43.377037	$15.597729
Units Outstanding	49	-	53	59	69

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$345,393	$44,285	$-	$-	$-
Fidelity Variable Insurance Products	-	-	162,689	39,554	-
Neuberger Berman Advisers Management Trust	-	-	-	-	4,514
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	6	11	3	-

Total Assets	345,393	44,291	162,700	39,557	4,514

Liabilities:
Due to Northwestern Mutual Life Insurance Company	358	-	-	-	-

Total Liabilities	358	-	-	-	-

Total Net Assets	$345,035	$44,291	$162,700	$39,557	$4,514

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$155,177	$6,015	$14,039	$2,417	$227
Northwestern Mutual Equity	1,593	78	156	26	3
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	171,954	33,855	133,732	33,701	3,468
Northwestern Mutual Equity	4,302	950	3,626	766	84
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	5,950	1,073	5,219	1,461	208
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	6,059	2,320	5,928	1,186	524

Total Net Assets	$345,035	$44,291	$162,700	$39,557	$4,514

(1) Investments, at cost	$366,514	$42,996	$155,508	$36,271	$4,283
Mutual Fund Shares Held	250,103	40,040	5,111	1,189	210
(2) Accumulation Unit Value	$3.310708	$1.899554	$3.964922	$1.546836	$1.499733
Units Outstanding	53,238	18,322	34,643	22,283	2,368
(3) Accumulation Unit Value	$181.609174	$20.400265	$42.137819	$16.824006	$16.199640
Units Outstanding	33	53	124	87	13
(4) Accumulation Unit Value	$181.609174	$20.400265	$42.137819	$16.824006	$16.199640
Units Outstanding	33	114	141	71	32

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	203,119	91,737	117,678	85,645	172,180
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	2	-	-	-

Total Assets	203,119	91,739	117,678	85,645	172,180

Liabilities:
Due to Northwestern Mutual Life Insurance Company	21	-	8	69	20

Total Liabilities	21	-	8	69	20

Total Net Assets	$203,098	$91,739	$117,670	$85,576	$172,160

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$9,274	$5,780	$7,209	$5,633	$9,554
Northwestern Mutual Equity	110	68	106	107	112
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	170,709	77,751	97,275	61,660	147,189
Northwestern Mutual Equity	4,511	2,113	2,585	1,707	3,945
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	10,151	3,224	6,489	12,881	5,527
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	8,343	2,803	4,006	3,588	5,833

Total Net Assets	$203,098	$91,739	$117,670	$85,576	$172,160

(1) Investments, at cost	$179,120	$94,135	$120,255	$87,383	$176,220
Mutual Fund Shares Held	12,207	7,095	10,451	8,339	11,705
(2) Accumulation Unit Value	$1.631656	$2.193357	$1.605290	$2.167486	$4.179747
Units Outstanding	107,389	36,411	62,206	29,235	36,159
(3) Accumulation Unit Value	$18.271298	$25.191084	$17.562157	$23.248775	$44.771967
Units Outstanding	556	128	369	554	123
(4) Accumulation Unit Value	$18.271298	$25.191084	$17.562157	$23.248775	$44.771967
Units Outstanding	457	111	228	154	130

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2015

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	3,256	17,503	19,036	8,826	-
Credit Suisse Trust	-	-	-	-	14,876
Due from Northwestern Mutual Life Insurance Company	-	3	-	-	6

Total Assets	3,256	17,506	19,036	8,826	14,882

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	2	-

Total Liabilities	-	-	-	2	-

Total Net Assets	$3,256	$17,506	$19,036	$8,824	$14,882

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$713	$3,488	$3,010	$967	$431
Northwestern Mutual Equity	6	49	43	15	8
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	2,442	13,289	15,299	6,980	12,378
Northwestern Mutual Equity	66	367	452	173	326
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	29	25	1	16	1,065
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	-	288	231	673	674

Total Net Assets	$3,256	$17,506	$19,036	$8,824	$14,882

(1) Investments, at cost	$3,488	$18,901	$20,197	$9,175	$22,191
Mutual Fund Shares Held	333	1,866	2,129	1,066	3,805
(2) Accumulation Unit Value	$1.153913	$1.188804	$1.188862	$1.204105	$4.767003
Units Outstanding	2,173	11,488	13,249	5,941	2,665
(3) Accumulation Unit Value	$13.984420	$13.546956	$12.631574	$11.679451	$4.412123
Units Outstanding	2	2	-	1	241
(4) Accumulation Unit Value	$13.984420	$13.546956	$12.631574	$11.679451	$4.412123
Units Outstanding	-	21	18	58	153

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2015

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$2,888	$-	$5,037	$84	$18,993
Expenses:
Mortality and expense risk charges	1,714	562	1,028	39	4,855
Taxes	18	4	13	-	79

Total expenses	1,732	566	1,041	39	4,934
Less waived fees	-	-	-	-	-

Net expenses	1,732	566	1,041	39	4,934

Net investment income (loss)	1,156	(566)	3,996	45	14,059

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,159	3,403	3,518	429	14,053
Realized gain distribution	28,026	14,107	3,559	513	19,937

Realized gains (losses)	35,185	17,510	7,077	942	33,990

Change in unrealized appreciation/(depreciation) of investments during the period	(15,204)	(1,126)	(19,376)	(1,289)	(39,564)

Net increase (decrease) in net assets resulting from operations	$21,137	$15,818	$(8,303)	$(302)	$8,485

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$187	$3,409	$1,972	$192	$3,144
Expenses:
Mortality and expense risk charges	50	807	495	2,101	1,244
Taxes	-	9	5	34	8

Total expenses	50	816	500	2,135	1,252
Less waived fees	-	-	-	-	-

Net expenses	50	816	500	2,135	1,252

Net investment income (loss)	137	2,593	1,472	(1,943)	1,892

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	526	2,778	1,410	5,045	5,364
Realized gain distribution	1,028	-	4,552	43,199	17,956

Realized gains (losses)	1,554	2,778	5,962	48,244	23,320

Change in unrealized appreciation/(depreciation) of investments during the period	(2,190)	(6,299)	(16,053)	(44,630)	(32,917)

Net increase (decrease) in net assets resulting from operations	$(499)	$(928)	$(8,619)	$1,671	$(7,705)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2015

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$979	$276	$-	$1,137	$1,552
Expenses:
Mortality and expense risk charges	258	1,120	90	714	386
Taxes	2	6	1	6	2

Total expenses	260	1,126	91	720	388
Less waived fees	-	-	-	-	-

Net expenses	260	1,126	91	720	388

Net investment income (loss)	719	(850)	(91)	417	1,164

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,034	4,383	314	4,273	(285)
Realized gain distribution	5,994	13,233	65	9,818	-

Realized gains (losses)	7,028	17,616	379	14,091	(285)

Change in unrealized appreciation/(depreciation) of investments during the period	(8,752)	(16,791)	(841)	(24,363)	(2,835)

Net increase (decrease) in net assets resulting from operations	$(1,005)	$(25)	$(553)	$(9,855)	$(1,956)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Income:
Dividend income	$495	$15,935	$315	$12	$100
Expenses:
Mortality and expense risk charges	100	2,340	145	607	58
Taxes	1	33	1	6	1

Total expenses	101	2,373	146	613	59
Less waived fees	-	-	-	-	-

Net expenses	101	2,373	146	613	59

Net investment income (loss)	394	13,562	169	(601)	41

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	487	6,293	(160)	-	6
Realized gain distribution	515	21,480	-	5	-

Realized gains (losses)	1,002	27,773	(160)	5	6

Change in unrealized appreciation/(depreciation) of investments during the period	(1,884)	(54,665)	(4,779)	-	(15)

Net increase (decrease) in net assets resulting from operations	$(488)	$(13,330)	$(4,770)	$(596)	$32

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2015

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$3,714	$174	$203	$4,818	$1,528
Expenses:
Mortality and expense risk charges	970	36	34	445	117
Taxes	12	-	-	4	1

Total expenses	982	36	34	449	118
Less waived fees	-	-	-	-	-

Net expenses	982	36	34	449	118

Net investment income (loss)	2,732	138	169	4,369	1,410

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	540	223	(236)	45	(21)
Realized gain distribution	1,122	-	-	-	401

Realized gains (losses)	1,662	223	(236)	45	380

Change in unrealized appreciation/(depreciation) of investments during the period	(4,036)	(616)	(162)	(6,187)	(2,540)

Net increase (decrease) in net assets resulting from operations	$358	$(255)	$(229)	$(1,773)	$(750)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$7,029	$886	$433	$327	$26
Expenses:
Mortality and expense risk charges	1,628	195	734	168	17
Taxes	82	3	8	1	-

Total expenses	1,710	198	742	169	17
Less waived fees	-	-	-	-	-

Net expenses	1,710	198	742	169	17

Net investment income (loss)	5,319	688	(309)	158	9

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4,242)	666	984	1,342	216
Realized gain distribution	16,393	2,289	20,950	3,492	410

Realized gains (losses)	12,151	2,955	21,934	4,834	626

Change in unrealized appreciation/(depreciation) of investments during the period	(19,365)	(3,931)	(24,866)	(5,033)	(679)

Net increase (decrease) in net assets resulting from operations	$(1,895)	$(288)	$(3,241)	$(41)	$(44)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2015

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Income:
Dividend income	$1,716	$670	$1,415	$2,057	$2,873
Expenses:
Mortality and expense risk charges	862	429	513	315	744
Taxes	5	3	4	3	5

Total expenses	867	432	517	318	749
Less waived fees	-	-	-	-	-

Net expenses	867	432	517	318	749

Net investment income (loss)	849	238	898	1,739	2,124

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,897	869	688	469	507
Realized gain distribution	17,456	9,015	-	1,005	7,950

Realized gains (losses)	23,353	9,884	688	1,474	8,457

Change in unrealized appreciation/(depreciation) of investments during the period	(22,709)	(17,635)	(3,565)	(3,624)	(10,912)

Net increase (decrease) in net assets resulting from operations	$1,493	$(7,513)	$(1,979)	$(411)	$(331)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$82	$378	$366	$140	$-
Expenses:
Mortality and expense risk charges	15	77	92	38	64
Taxes	-	2	2	-	-

Total expenses	15	79	94	38	64
Less waived fees	-	-	-	-	(14)

Net expenses	15	79	94	38	50

Net investment income (loss)	67	299	272	102	(50)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	378	270	140	(412)
Realized gain distribution	78	998	1,301	691	-

Realized gains (losses)	79	1,376	1,571	831	(412)

Change in unrealized appreciation/(depreciation) of investments during the period	(214)	(2,159)	(2,631)	(1,325)	(4,167)

Net increase (decrease) in net assets resulting from operations	$(68)	$(484)	$(788)	$(392)	$(4,629)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$1,156	$567	$(566)	$(468)
Net realized gains (losses)	35,185	42,479	17,510	14,946
Net change in unrealized appreciation/(depreciation)	(15,204)	(12,180)	(1,126)	(4,410)

Net increase (decrease) in net assets resulting from operations	21,137	30,866	15,818	10,068

Contract Transactions:
Contract owners’ net payments	16,403	16,464	5,461	5,808
Policy loans, surrenders and death benefits	(19,376)	(19,999)	(6,070)	(5,800)
Mortality and other (net)	(7,916)	(7,770)	(2,737)	(2,453)
Transfers from other divisions or sponsor	42,591	35,723	18,610	11,837
Transfers to other divisions or sponsor	(47,062)	(36,524)	(15,217)	(13,051)

Net increase (decrease) in net assets resulting from contract transactions	(15,360)	(12,106)	47	(3,659)

Net increase (decrease) in net assets	5,777	18,760	15,865	6,409

Net Assets:
Beginning of period	386,925	368,165	122,795	116,386

End of period	$392,702	$386,925	$138,660	$122,795

Units issued during the period	6,955	7,930	5,061	4,304
Units redeemed during the period	(10,111)	(11,049)	(5,218)	(5,205)

Net units issued (redeemed) during period	(3,156)	(3,119)	(157)	(901)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$3,996	$2,529	$45	$(28)
Net realized gains (losses)	7,077	26,012	942	581
Net change in unrealized appreciation/(depreciation)	(19,376)	(9,983)	(1,289)	284

Net increase (decrease) in net assets resulting from operations	(8,303)	18,558	(302)	837

Contract Transactions:
Contract owners’ net payments	10,997	11,922	401	300
Policy loans, surrenders and death benefits	(11,354)	(13,603)	(407)	(125)
Mortality and other (net)	(5,092)	(5,313)	(158)	(132)
Transfers from other divisions or sponsor	22,302	19,392	3,306	2,725
Transfers to other divisions or sponsor	(24,099)	(20,795)	(2,098)	(1,570)

Net increase (decrease) in net assets resulting from contract transactions	(7,246)	(8,397)	1,044	1,198

Net increase (decrease) in net assets	(15,549)	10,161	742	2,035

Net Assets:
Beginning of period	244,043	233,882	8,192	6,157

End of period	$228,494	$244,043	$8,934	$8,192

Units issued during the period	6,178	7,017	2,066	1,722
Units redeemed during the period	(8,346)	(9,376)	(1,332)	(919)

Net units issued (redeemed) during period	(2,168)	(2,359)	734	803

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$14,059	$12,362	$137	$(37)
Net realized gains (losses)	33,990	25,911	1,554	790
Net change in unrealized appreciation/(depreciation)	(39,564)	91,365	(2,190)	284

Net increase (decrease) in net assets resulting from operations	8,485	129,638	(499)	1,037

Contract Transactions:
Contract owners’ net payments	43,263	45,360	46	320
Policy loans, surrenders and death benefits	(49,812)	(52,593)	(476)	(50)
Mortality and other (net)	(22,011)	(21,250)	(195)	(161)
Transfers from other divisions or sponsor	123,814	113,171	2,935	4,781
Transfers to other divisions or sponsor	(112,923)	(100,733)	(2,752)	(2,046)

Net increase (decrease) in net assets resulting from contract transactions	(17,669)	(16,045)	(442)	2,844

Net increase (decrease) in net assets	(9,184)	113,593	(941)	3,881

Net Assets:
Beginning of period	1,122,395	1,008,802	11,466	7,585

End of period	$1,113,211	$1,122,395	$10,525	$11,466

Units issued during the period	19,619	21,063	1,833	2,862
Units redeemed during the period	(22,012)	(23,844)	(2,125)	(937)

Net units issued (redeemed) during period	(2,393)	(2,781)	(292)	1,925

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$2,593	$2,319	$1,472	$978
Net realized gains (losses)	2,778	2,166	5,962	5,434
Net change in unrealized appreciation/(depreciation)	(6,299)	18,290	(16,053)	1,702

Net increase (decrease) in net assets resulting from operations	(928)	22,775	(8,619)	8,114

Contract Transactions:
Contract owners’ net payments	7,510	8,391	4,769	5,464
Policy loans, surrenders and death benefits	(8,549)	(8,458)	(5,561)	(5,448)
Mortality and other (net)	(3,748)	(3,777)	(2,279)	(2,389)
Transfers from other divisions or sponsor	17,928	14,632	40,408	36,104
Transfers to other divisions or sponsor	(19,323)	(15,246)	(42,659)	(36,775)

Net increase (decrease) in net assets resulting from contract transactions	(6,182)	(4,458)	(5,322)	(3,044)

Net increase (decrease) in net assets	(7,110)	18,317	(13,941)	5,070

Net Assets:
Beginning of period	190,774	172,457	123,149	118,079

End of period	$183,664	$190,774	$109,208	$123,149

Units issued during the period	8,001	8,598	5,806	6,746
Units redeemed during the period	(10,092)	(10,287)	(7,530)	(7,617)

Net units issued (redeemed) during period	(2,091)	(1,689)	(1,724)	(871)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$(1,943)	$(421)	$1,892	$1,595
Net realized gains (losses)	48,244	93,060	23,320	20,702
Net change in unrealized appreciation/(depreciation)	(44,630)	(57,841)	(32,917)	2,033

Net increase (decrease) in net assets resulting from operations	1,671	34,798	(7,705)	24,330

Contract Transactions:
Contract owners’ net payments	19,386	21,515	10,074	11,385
Policy loans, surrenders and death benefits	(23,943)	(25,248)	(14,035)	(16,132)
Mortality and other (net)	(9,632)	(9,424)	(5,285)	(5,305)
Transfers from other divisions or sponsor	17,798	20,093	53,620	62,611
Transfers to other divisions or sponsor	(19,650)	(25,349)	(51,848)	(65,706)

Net increase (decrease) in net assets resulting from contract transactions	(16,041)	(18,413)	(7,474)	(13,147)

Net increase (decrease) in net assets	(14,370)	16,385	(15,179)	11,183

Net Assets:
Beginning of period	465,306	448,921	290,596	279,413

End of period	$450,936	$465,306	$275,417	$290,596

Units issued during the period	8,343	9,212	7,129	7,642
Units redeemed during the period	(11,368)	(13,457)	(8,818)	(10,817)

Net units issued (redeemed) during period	(3,025)	(4,245)	(1,689)	(3,175)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$719	$309	$(850)	$(1,050)
Net realized gains (losses)	7,028	5,040	17,616	31,938
Net change in unrealized appreciation/(depreciation)	(8,752)	2,912	(16,791)	(11,529)

Net increase (decrease) in net assets resulting from operations	(1,005)	8,261	(25)	19,359

Contract Transactions:
Contract owners’ net payments	2,595	2,735	9,377	11,123
Policy loans, surrenders and death benefits	(3,019)	(2,854)	(13,265)	(14,024)
Mortality and other (net)	(1,195)	(1,152)	(4,931)	(4,833)
Transfers from other divisions or sponsor	8,739	9,848	35,798	30,350
Transfers to other divisions or sponsor	(9,002)	(7,824)	(36,111)	(33,208)

Net increase (decrease) in net assets resulting from contract transactions	(1,882)	753	(9,132)	(10,592)

Net increase (decrease) in net assets	(2,887)	9,014	(9,157)	8,767

Net Assets:
Beginning of period	60,350	51,336	255,403	246,636

End of period	$57,463	$60,350	$246,246	$255,403

Units issued during the period	2,758	3,304	6,429	6,914
Units redeemed during the period	(3,135)	(3,043)	(8,434)	(9,629)

Net units issued (redeemed) during period	(377)	261	(2,005)	(2,715)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$(91)	$204	$417	$(131)
Net realized gains (losses)	379	3,843	14,091	9,511
Net change in unrealized appreciation/(depreciation)	(841)	(3,135)	(24,363)	(9,904)

Net increase (decrease) in net assets resulting from operations	(553)	912	(9,855)	(524)

Contract Transactions:
Contract owners’ net payments	914	863	7,067	8,132
Policy loans, surrenders and death benefits	(1,019)	(587)	(7,296)	(9,054)
Mortality and other (net)	(417)	(339)	(3,157)	(3,385)
Transfers from other divisions or sponsor	6,503	8,942	14,221	14,172
Transfers to other divisions or sponsor	(4,845)	(6,362)	(18,652)	(19,575)

Net increase (decrease) in net assets resulting from contract transactions	1,136	2,517	(7,817)	(9,710)

Net increase (decrease) in net assets	583	3,429	(17,672)	(10,234)

Net Assets:
Beginning of period	20,248	16,819	174,553	184,787

End of period	$20,831	$20,248	$156,881	$174,553

Units issued during the period	3,326	4,295	4,699	5,119
Units redeemed during the period	(2,477)	(2,892)	(6,788)	(7,567)

Net units issued (redeemed) during period	849	1,403	(2,089)	(2,448)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$1,164	$858	$394	$215
Net realized gains (losses)	(285)	(636)	1,002	559
Net change in unrealized appreciation/(depreciation)	(2,835)	(4,954)	(1,884)	(2,302)

Net increase (decrease) in net assets resulting from operations	(1,956)	(4,732)	(488)	(1,528)

Contract Transactions:
Contract owners’ net payments	5,611	5,660	1,225	905
Policy loans, surrenders and death benefits	(4,436)	(4,599)	(1,266)	(1,050)
Mortality and other (net)	(1,893)	(1,984)	(453)	(390)
Transfers from other divisions or sponsor	18,435	17,644	11,213	9,476
Transfers to other divisions or sponsor	(17,657)	(19,217)	(6,587)	(5,722)

Net increase (decrease) in net assets resulting from contract transactions	60	(2,496)	4,132	3,219

Net increase (decrease) in net assets	(1,896)	(7,228)	3,644	1,691

Net Assets:
Beginning of period	90,803	98,031	20,860	19,169

End of period	$88,907	$90,803	$24,504	$20,860

Units issued during the period	6,706	7,159	7,169	5,563
Units redeemed during the period	(6,501)	(8,179)	(3,315)	(3,140)

Net units issued (redeemed) during period	205	(1,020)	3,854	2,423

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$13,562	$8,444	$169	$76
Net realized gains (losses)	27,773	46,611	(160)	205
Net change in unrealized appreciation/(depreciation)	(54,665)	(108,669)	(4,779)	(2,705)

Net increase (decrease) in net assets resulting from operations	(13,330)	(53,614)	(4,770)	(2,424)

Contract Transactions:
Contract owners’ net payments	26,324	27,749	1,962	1,734
Policy loans, surrenders and death benefits	(25,768)	(28,999)	(1,542)	(1,721)
Mortality and other (net)	(10,778)	(11,126)	(511)	(568)
Transfers from other divisions or sponsor	77,759	79,349	23,591	16,865
Transfers to other divisions or sponsor	(76,679)	(81,497)	(18,817)	(9,497)

Net increase (decrease) in net assets resulting from contract transactions	(9,142)	(14,524)	4,683	6,813

Net increase (decrease) in net assets	(22,472)	(68,138)	(87)	4,389

Net Assets:
Beginning of period	525,118	593,256	34,843	30,454

End of period	$502,646	$525,118	$34,756	$34,843

Units issued during the period	27,401	26,270	13,290	12,600
Units redeemed during the period	(29,331)	(29,614)	(8,367)	(6,703)

Net units issued (redeemed) during period	(1,930)	(3,344)	4,923	5,897

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$(601)	$(516)	$41	$22
Net realized gains (losses)	5	-	6	9
Net change in unrealized appreciation/(depreciation)	-	-	(15)	(46)

Net increase (decrease) in net assets resulting from operations	(596)	(516)	32	(15)

Contract Transactions:
Contract owners’ net payments	60,267	52,008	625	562
Policy loans, surrenders and death benefits	(24,108)	(25,101)	(1,395)	(876)
Mortality and other (net)	(5,023)	(5,089)	(272)	(239)
Transfers from other divisions or sponsor	176,151	147,165	7,831	6,927
Transfers to other divisions or sponsor	(201,367)	(172,809)	(4,471)	(3,549)

Net increase (decrease) in net assets resulting from contract transactions	5,920	(3,826)	2,318	2,825

Net increase (decrease) in net assets	5,324	(4,342)	2,350	2,810

Net Assets:
Beginning of period	165,824	170,166	13,392	10,582

End of period	$171,148	$165,824	$15,742	$13,392

Units issued during the period	72,351	80,985	5,052	5,788
Units redeemed during the period	(72,474)	(83,425)	(3,669)	(3,709)

Net units issued (redeemed) during period	(123)	(2,440)	1,383	2,079

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$2,732	$4,002	$138	$88
Net realized gains (losses)	1,662	1,331	223	(267)
Net change in unrealized appreciation/(depreciation)	(4,036)	7,009	(616)	1,340

Net increase (decrease) in net assets resulting from operations	358	12,342	(255)	1,161

Contract Transactions:
Contract owners’ net payments	12,283	13,249	480	169
Policy loans, surrenders and death benefits	(15,876)	(15,378)	(459)	(561)
Mortality and other (net)	(5,017)	(5,015)	(176)	(118)
Transfers from other divisions or sponsor	152,965	141,385	5,718	4,423
Transfers to other divisions or sponsor	(150,131)	(142,710)	(4,151)	(3,006)

Net increase (decrease) in net assets resulting from contract transactions	(5,776)	(8,469)	1,412	907

Net increase (decrease) in net assets	(5,418)	3,873	1,157	2,068

Net Assets:
Beginning of period	248,615	244,742	6,944	4,876

End of period	$243,197	$248,615	$8,101	$6,944

Units issued during the period	10,393	11,439	3,694	3,636
Units redeemed during the period	(10,605)	(14,176)	(2,745)	(2,891)

Net units issued (redeemed) during period	(212)	(2,737)	949	745

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$169	$12	$4,369	$5,045
Net realized gains (losses)	(236)	(190)	45	839
Net change in unrealized appreciation/(depreciation)	(162)	415	(6,187)	(5,047)

Net increase (decrease) in net assets resulting from operations	(229)	237	(1,773)	837

Contract Transactions:
Contract owners’ net payments	208	331	4,941	5,119
Policy loans, surrenders and death benefits	(599)	(554)	(4,917)	(5,438)
Mortality and other (net)	(174)	(168)	(2,157)	(2,233)
Transfers from other divisions or sponsor	3,888	4,580	21,009	22,054
Transfers to other divisions or sponsor	(3,678)	(4,455)	(22,343)	(21,223)

Net increase (decrease) in net assets resulting from contract transactions	(355)	(266)	(3,467)	(1,721)

Net increase (decrease) in net assets	(584)	(29)	(5,240)	(884)

Net Assets:
Beginning of period	8,559	8,588	106,154	107,038

End of period	$7,975	$8,559	$100,914	$106,154

Units issued during the period	1,866	2,743	3,268	4,029
Units redeemed during the period	(1,830)	(3,104)	(3,935)	(4,473)

Net units issued (redeemed) during period	36	(361)	(667)	(444)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$1,410	$554	$5,319	$6,595
Net realized gains (losses)	380	141	12,151	25,723
Net change in unrealized appreciation/(depreciation)	(2,540)	(116)	(19,365)	(14,678)

Net increase (decrease) in net assets resulting from operations	(750)	579	(1,895)	17,640

Contract Transactions:
Contract owners’ net payments	1,593	1,133	14,683	15,639
Policy loans, surrenders and death benefits	(2,129)	(1,196)	(21,178)	(18,704)
Mortality and other (net)	(538)	(490)	(8,616)	(8,527)
Transfers from other divisions or sponsor	7,719	7,315	73,175	96,430
Transfers to other divisions or sponsor	(4,693)	(2,915)	(71,368)	(96,270)

Net increase (decrease) in net assets resulting from contract transactions	1,952	3,847	(13,304)	(11,432)

Net increase (decrease) in net assets	1,202	4,426	(15,199)	6,208

Net Assets:
Beginning of period	26,344	21,918	360,234	354,026

End of period	$27,546	$26,344	$345,035	$360,234

Units issued during the period	5,904	6,278	6,049	6,850
Units redeemed during the period	(4,361)	(3,523)	(7,489)	(7,513)

Net units issued (redeemed) during period	1,543	2,755	(1,440)	(663)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$688	$819	$(309)	$(697)
Net realized gains (losses)	2,955	4,634	21,934	5,502
Net change in unrealized appreciation/(depreciation)	(3,931)	(3,302)	(24,866)	4,538

Net increase (decrease) in net assets resulting from operations	(288)	2,151	(3,241)	9,343

Contract Transactions:
Contract owners’ net payments	2,280	2,317	7,440	8,187
Policy loans, surrenders and death benefits	(4,065)	(3,446)	(8,788)	(8,634)
Mortality and other (net)	(1,100)	(1,076)	(3,404)	(3,449)
Transfers from other divisions or sponsor	4,243	5,593	23,074	23,763
Transfers to other divisions or sponsor	(4,118)	(3,034)	(27,695)	(23,345)

Net increase (decrease) in net assets resulting from contract transactions	(2,760)	354	(9,373)	(3,478)

Net increase (decrease) in net assets	(3,048)	2,505	(12,614)	5,865

Net Assets:
Beginning of period	47,339	44,834	175,314	169,449

End of period	$44,291	$47,339	$162,700	$175,314

Units issued during the period	2,342	3,856	4,032	4,874
Units redeemed during the period	(3,786)	(3,257)	(5,789)	(5,743)

Net units issued (redeemed) during period	(1,444)	599	(1,757)	(869)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$158	$126	$9	$(1)
Net realized gains (losses)	4,834	2,383	626	351
Net change in unrealized appreciation/(depreciation)	(5,033)	1,090	(679)	66

Net increase (decrease) in net assets resulting from operations	(41)	3,599	(44)	416

Contract Transactions:
Contract owners’ net payments	1,656	1,314	206	212
Policy loans, surrenders and death benefits	(1,679)	(1,620)	(107)	(260)
Mortality and other (net)	(722)	(623)	(78)	(83)
Transfers from other divisions or sponsor	13,698	14,008	1,389	1,721
Transfers to other divisions or sponsor	(11,112)	(10,466)	(1,442)	(2,064)

Net increase (decrease) in net assets resulting from contract transactions	1,841	2,613	(32)	(474)

Net increase (decrease) in net assets	1,800	6,212	(76)	(58)

Net Assets:
Beginning of period	37,757	31,545	4,590	4,648

End of period	$39,557	$37,757	$4,514	$4,590

Units issued during the period	5,751	6,279	533	721
Units redeemed during the period	(4,331)	(4,977)	(515)	(729)

Net units issued (redeemed) during period	1,420	1,302	18	(8)

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$849	$1,556	$238	$(180)
Net realized gains (losses)	23,353	34,288	9,884	11,795
Net change in unrealized appreciation/(depreciation)	(22,709)	(13,926)	(17,635)	(10,588)

Net increase (decrease) in net assets resulting from operations	1,493	21,918	(7,513)	1,027

Contract Transactions:
Contract owners’ net payments	8,097	8,630	4,308	4,861
Policy loans, surrenders and death benefits	(12,001)	(12,629)	(4,312)	(5,309)
Mortality and other (net)	(4,032)	(4,081)	(1,972)	(2,109)
Transfers from other divisions or sponsor	11,818	11,926	11,034	10,675
Transfers to other divisions or sponsor	(15,639)	(13,990)	(14,511)	(13,697)

Net increase (decrease) in net assets resulting from contract transactions	(11,757)	(10,144)	(5,453)	(5,579)

Net increase (decrease) in net assets	(10,264)	11,774	(12,966)	(4,552)

Net Assets:
Beginning of period	213,362	201,588	104,705	109,257

End of period	$203,098	$213,362	$91,739	$104,705

Units issued during the period	8,880	10,643	3,775	4,270
Units redeemed during the period	(14,785)	(15,679)	(5,722)	(6,216)

Net units issued (redeemed) during period	(5,905)	(5,036)	(1,947)	(1,946)

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Core Bond Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$898	$2,000	$1,739	$998
Net realized gains (losses)	688	966	1,474	1,994
Net change in unrealized appreciation/(depreciation)	(3,565)	(9,202)	(3,624)	1,207

Net increase (decrease) in net assets resulting from operations	(1,979)	(6,236)	(411)	4,199

Contract Transactions:
Contract owners’ net payments	6,294	6,830	4,469	4,153
Policy loans, surrenders and death benefits	(6,014)	(7,968)	(5,359)	(6,576)
Mortality and other (net)	(2,492)	(2,611)	(1,848)	(1,855)
Transfers from other divisions or sponsor	16,745	13,509	46,501	27,291
Transfers to other divisions or sponsor	(16,360)	(16,209)	(44,667)	(26,330)

Net increase (decrease) in net assets resulting from contract transactions	(1,827)	(6,449)	(904)	(3,317)

Net increase (decrease) in net assets	(3,806)	(12,685)	(1,315)	882

Net Assets:
Beginning of period	121,476	134,161	86,891	86,009

End of period	$117,670	$121,476	$85,576	$86,891

Units issued during the period	8,262	7,389	6,643	5,632
Units redeemed during the period	(9,113)	(9,611)	(6,812)	(6,927)

Net units issued (redeemed) during period	(851)	(2,222)	(169)	(1,295)

	Russell Global Real Estate Securities Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$2,124	$4,784	$67	$74
Net realized gains (losses)	8,457	8,745	79	99
Net change in unrealized appreciation/(depreciation)	(10,912)	8,524	(214)	(60)

Net increase (decrease) in net assets resulting from operations	(331)	22,053	(68)	113

Contract Transactions:
Contract owners’ net payments	8,210	8,395	84	130
Policy loans, surrenders and death benefits	(7,815)	(9,064)	(33)	(344)
Mortality and other (net)	(3,496)	(3,414)	(67)	(61)
Transfers from other divisions or sponsor	27,002	26,051	668	2,416
Transfers to other divisions or sponsor	(26,784)	(25,918)	(655)	(1,078)

Net increase (decrease) in net assets resulting from contract transactions	(2,883)	(3,950)	(3)	1,063

Net increase (decrease) in net assets	(3,214)	18,103	(71)	1,176

Net Assets:
Beginning of period	175,374	157,271	3,327	2,151

End of period	$172,160	$175,374	$3,256	$3,327

Units issued during the period	4,691	5,216	598	1,288
Units redeemed during the period	(4,994)	(5,822)	(352)	(875)

Net units issued (redeemed) during period	(303)	(606)	246	413

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$299	$412	$272	$495
Net realized gains (losses)	1,376	677	1,571	727
Net change in unrealized appreciation/(depreciation)	(2,159)	(489)	(2,631)	(624)

Net increase (decrease) in net assets resulting from operations	(484)	600	(788)	598

Contract Transactions:
Contract owners’ net payments	265	606	636	945
Policy loans, surrenders and death benefits	(1,079)	(551)	(1,478)	(520)
Mortality and other (net)	(390)	(327)	(449)	(416)
Transfers from other divisions or sponsor	3,829	3,729	1,557	3,850
Transfers to other divisions or sponsor	(1,752)	(1,666)	(568)	(1,067)

Net increase (decrease) in net assets resulting from contract transactions	873	1,791	(302)	2,792

Net increase (decrease) in net assets	389	2,391	(1,090)	3,390

Net Assets:
Beginning of period	17,117	14,726	20,126	16,736

End of period	$17,506	$17,117	$19,036	$20,126

Units issued during the period	2,777	3,484	1,846	3,362
Units redeemed during the period	(2,921)	(1,773)	(2,104)	(1,578)

Net units issued (redeemed) during period	(144)	1,711	(258)	1,784

	Russell LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Operations:
Net investment income (loss)	$102	$247	$(50)	$(55)
Net realized gains (losses)	831	238	(412)	73
Net change in unrealized appreciation/(depreciation)	(1,325)	(229)	(4,167)	(3,407)

Net increase (decrease) in net assets resulting from operations	(392)	256	(4,629)	(3,389)

Contract Transactions:
Contract owners’ net payments	510	504	1,175	1,235
Policy loans, surrenders and death benefits	(337)	(337)	(737)	(858)
Mortality and other (net)	(155)	(153)	(225)	(322)
Transfers from other divisions or sponsor	858	320	8,879	10,338
Transfers to other divisions or sponsor	(422)	(52)	(5,515)	(6,635)

Net increase (decrease) in net assets resulting from contract transactions	454	282	3,577	3,758

Net increase (decrease) in net assets	62	538	(1,052)	369

Net Assets:
Beginning of period	8,762	8,224	15,934	15,565

End of period	$8,824	$8,762	$14,882	$15,934

Units issued during the period	1,034	631	1,907	1,557
Units redeemed during the period	(870)	(423)	(1,296)	(1,072)

Net units issued (redeemed) during period	164	208	611	485

The Accompanying Notes are an Integral Part of these Financial Statements.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

1.	Organization

Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements and footnotes of the Divisions. Each Division of the account indirectly bears exposure to the market credit and liquidity risks of the Portfolio in which it invests.

New sales of the Policies which invest in the Account were discontinued for Variable CompLife, Variable Executive Life, and Variable Joint Life policies in 2008, Variable Life was discontinued in 1995. However, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2015, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

2.	Significant Accounting Policies (continued)

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Currently, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

E.	Premium Payments – For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2015 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$45,750	$31,884
Focused Appreciation	28,399	14,767
Large Cap Core Stock	18,829	18,477
Large Cap Blend	3,871	2,269
Index 500 Stock	98,136	81,867
Large Company Value	4,113	3,368
Domestic Equity	14,046	17,616
Equity Income	14,171	13,420
Mid Cap Growth Stock	62,489	37,244
Index 400 Stock	36,821	24,440
Mid Cap Value	13,037	8,204
Small Cap Growth Stock	28,080	24,871
Index 600 Stock	4,633	3,517
Small Cap Value	18,791	16,419
International Growth	9,551	8,308
Research International Core	8,319	3,274
International Equity	68,948	42,964
Emerging Markets Equity	8,629	3,780
Money Market	62,930	58,248
Short-Term Bond	6,054	3,695
Select Bond	27,081	28,860
Long-Term U.S. Government Bond	5,403	3,809
Inflation Protection	1,893	2,081
High Yield Bond	11,161	10,254
Multi-Sector Bond	7,930	4,096
Balanced	40,018	31,249

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
Asset Allocation	$6,934	$6,724
Fidelity VIP Mid Cap	30,525	19,231
Fidelity VIP Contrafund	11,248	5,761
Neuberger Berman AMT Socially Responsive	1,179	793
Russell Multi-Style Equity	27,680	21,105
Russell Aggressive Equity	15,335	11,544
Russell Non-U.S.	11,226	12,133
Russell Core Bond	13,188	11,288
Russell Global Real Estate Securities	22,791	15,598
Russell LifePoints Moderate Strategy	905	764
Russell LifePoints Balanced Strategy	5,944	3,773
Russell LifePoints Growth Strategy	3,999	2,768
Russell LifePoints Equity Growth Strategy	2,314	1,068
Credit Suisse Trust Commodity Return Strategy	5,486	1,956

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and expense risk charges in the accompanying financial statements.

A deduction for the mortality and expense risks for Variable Executive Life policies is determined monthly at an annual rate of 0.48% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.05% thereafter for policies with the Cash Value Amendment, or 0.03% thereafter for the policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies, this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies, the cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit among other charges which are detailed in the Prospectus.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

4.	Expenses and Related Party Transactions (continued)

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies, as well as the noted additional mortality costs and other deductions for each of the products are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

On September 18, 2013, the Securities Exchange Commission approved an application from Northwestern Mutual on behalf of the Account permitting Northwestern Mutual to automatically transfer all remaining contract values in the Northwestern Mutual Commodities Return Strategy Division to the Credit Suisse Trust Commodity Return Strategy Division. The transfer was executed on November 15, 2013. The net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio were limited to 1.05% of average net assets through November 15, 2015 by Credit Suisse Trust and Credit Suisse Asset Management, LLC. Pursuant to the substitution order of the Securities and Exchange Commission, effective November 15, 2013 through November 15, 2015, Northwestern Mutual reimbursed contract owners to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceeded that of the fee waiver agreement of 0.95% of the Northwestern Mutual Commodities Return Strategy Portfolio which was in place at the time of the substitution. The final expense reimbursement was executed effective November 15, 2015.

5.	Subsequent Events

Effective on or about May 1, 2016, the Money Market Division will be renamed the Government Money Market Division.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/15	82,582	$4.167790	to	$57.763945	$392,702	0.74%	0.00%	to	0.55%	5.43%	to	6.01%
Year Ended 12/31/14	85,738	3.949121	to	54.488126	386,925	0.59	0.00	to	0.55	8.43	to	9.02
Year Ended 12/31/13	88,857	3.638539	to	49.977915	368,165	0.68	0.00	to	0.55	35.12	to	35.86
Year Ended 12/31/12	92,840	2.690097	to	36.785012	284,588	0.57	0.00	to	0.55	12.32	to	12.94
Year Ended 12/31/11	97,893	2.392591	to	32.569595	269,305	0.78	0.00	to	0.55	(1.84)	to	(1.30)
Focused Appreciation
Year Ended 12/31/15	34,234	$3.554167	to	$37.773111	$138,660	0.00%	0.00%	to	0.55%	13.02%	to	13.64%
Year Ended 12/31/14	34,391	3.141534	to	33.238141	122,795	0.02	0.00	to	0.55	8.84	to	9.43
Year Ended 12/31/13	35,292	2.883615	to	30.372615	116,386	0.48	0.00	to	0.55	28.30	to	29.01
Year Ended 12/31/12	36,929	2.245328	to	23.543734	96,087	0.27	0.00	to	0.55	19.48	to	20.14
Year Ended 12/31/11	39,237	1.877354	to	19.596705	85,938	0.18	0.00	to	0.55	(6.61)	to	(6.10)
Large Cap Core Stock
Year Ended 12/31/15	67,126	$2.877770	to	$39.512372	$228,494	2.14%	0.00%	to	0.55%	(3.59)%	to	(3.06)%
Year Ended 12/31/14	69,294	2.981972	to	40.759702	244,043	1.49	0.00	to	0.55	7.97	to	8.56
Year Ended 12/31/13	71,653	2.759081	to	37.544148	233,882	1.15	0.00	to	0.55	27.88	to	28.58
Year Ended 12/31/12	75,256	2.155410	to	29.198468	191,903	1.20	0.00	to	0.55	11.02	to	11.63
Year Ended 12/31/11	78,553	1.939589	to	26.156583	182,605	1.14	0.00	to	0.55	(1.75)	to	(1.21)
Large Cap Blend
Year Ended 12/31/15	5,414	$1.532727	to	$13.161232	$8,934	0.93%	0.00%	to	0.55%	(2.95)%	to	(2.42)%
Year Ended 12/31/14	4,680	1.577743	to	13.487127	8,192	0.04	0.00	to	0.55	11.96	to	12.58
Year Ended 12/31/13	3,877	1.407785	to	11.980322	6,157	0.99	0.00	to	0.55	30.14	to	30.86
Year Ended 12/31/12	3,025	1.080633	to	9.155103	3,615	0.92	0.00	to	0.55	14.57	to	15.20
Period Ended 12/31/11 (2)	3,204	0.942304	to	7.947227	3,113	2.05	0.00	to	0.55	(5.82)	to	(5.56)
Index 500 Stock
Year Ended 12/31/15	198,438	$4.551560	to	$104.794845	$1,113,211	1.70%	0.00%	to	0.55%	0.62%	to	1.17%
Year Ended 12/31/14	200,831	4.519180	to	103.583087	1,122,395	1.60	0.00	to	0.55	12.84	to	13.46
Year Ended 12/31/13	203,612	4.001083	to	91.297175	1,008,802	1.82	0.00	to	0.55	31.33	to	32.05
Year Ended 12/31/12	207,627	3.043500	to	69.136117	785,534	1.77	0.00	to	0.55	15.12	to	15.76
Year Ended 12/31/11	214,351	2.641136	to	59.726031	713,800	1.66	0.00	to	0.55	1.39	to	1.95
Large Company Value
Year Ended 12/31/15	5,877	$1.577867	to	$13.331635	$10,525	1.62%	0.00%	to	0.55%	(4.37)%	to	(3.85)%
Year Ended 12/31/14	6,169	1.648404	to	13.865219	11,466	0.00	0.00	to	0.55	12.41	to	13.03
Year Ended 12/31/13	4,244	1.464939	to	12.266796	7,585	1.75	0.00	to	0.55	30.57	to	31.29
Year Ended 12/31/12	2,300	1.120811	to	9.343226	3,112	1.90	0.00	to	0.55	15.83	to	16.47
Period Ended 12/31/11 (2)	2,622	0.966635	to	8.021755	2,593	4.57	0.00	to	0.55	(3.38)	to	(3.12)
Domestic Equity
Year Ended 12/31/15	73,953	$2.135000	to	$22.929503	$183,664	1.82%	0.00%	to	0.55%	(0.64)%	to	(0.09)%
Year Ended 12/31/14	76,044	2.146602	to	22.950784	190,774	1.70	0.00	to	0.55	13.25	to	13.87
Year Ended 12/31/13	77,733	1.893569	to	20.154766	172,457	1.68	0.00	to	0.55	33.29	to	34.03
Year Ended 12/31/12	80,040	1.419182	to	15.037814	134,628	2.16	0.00	to	0.55	13.72	to	14.35
Year Ended 12/31/11	88,764	1.246743	to	13.151218	131,130	2.09	0.00	to	0.55	0.36	to	0.91
Equity Income
Year Ended 12/31/15	38,972	$2.394831	to	$25.451821	$109,208	1.69%	0.00%	to	0.55%	(7.25)%	to	(6.74)%
Year Ended 12/31/14	40,696	2.579506	to	27.291728	123,149	1.23	0.00	to	0.55	6.84	to	7.43
Year Ended 12/31/13	41,567	2.411872	to	25.403806	118,079	1.36	0.00	to	0.55	29.23	to	29.94
Year Ended 12/31/12	41,046	1.864547	to	19.550985	90,300	1.53	0.00	to	0.55	16.59	to	17.23
Year Ended 12/31/11	40,660	1.597678	to	16.677245	76,853	1.50	0.00	to	0.55	(1.46)	to	(0.92)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/15	101,666	$3.699378	to	$103.425002	$450,936	0.04%	0.00%	to	0.55%	0.16%	to	0.71%
Year Ended 12/31/14	104,691	3.689747	to	102.693582	465,306	0.36	0.00	to	0.55	7.90	to	8.49
Year Ended 12/31/13	108,936	3.416219	to	94.654719	448,921	0.31	0.00	to	0.55	24.85	to	25.53
Year Ended 12/31/12	113,740	2.733618	to	75.402575	374,598	0.12	0.00	to	0.55	11.35	to	11.97
Year Ended 12/31/11	121,498	2.452507	to	67.344023	358,497	0.23	0.00	to	0.55	(6.69)	to	(6.18)
Index 400 Stock
Year Ended 12/31/15	66,515	$3.709654	to	$42.560713	$275,417	1.08%	0.00%	to	0.55%	(2.92)%	to	(2.38)%
Year Ended 12/31/14	68,204	3.817251	to	43.598907	290,596	0.98	0.00	to	0.55	8.82	to	9.42
Year Ended 12/31/13	71,379	3.504450	to	39.846886	279,413	1.06	0.00	to	0.55	32.44	to	33.16
Year Ended 12/31/12	72,346	2.643527	to	29.923387	213,744	0.91	0.00	to	0.55	17.00	to	17.64
Year Ended 12/31/11	77,580	2.257202	to	25.435391	195,635	0.86	0.00	to	0.55	(2.46)	to	(1.92)
Mid Cap Value
Year Ended 12/31/15	17,077	$2.988550	to	$31.761925	$57,463	1.64%	0.00%	to	0.55%	(1.87)%	to	(1.33)%
Year Ended 12/31/14	17,454	3.042400	to	32.189353	60,350	0.99	0.00	to	0.55	16.05	to	16.69
Year Ended 12/31/13	17,193	2.618947	to	27.585004	51,336	0.96	0.00	to	0.55	29.53	to	30.24
Year Ended 12/31/12	17,177	2.019864	to	21.179677	39,331	1.34	0.00	to	0.55	15.93	to	16.57
Year Ended 12/31/11	18,430	1.740555	to	18.168731	37,334	1.74	0.00	to	0.55	(1.15)	to	(0.61)
Small Cap Growth Stock
Year Ended 12/31/15	61,830	$3.628992	to	$47.712811	$246,246	0.11%	0.00%	to	0.55%	(0.23)%	to	0.32%
Year Ended 12/31/14	63,835	3.633783	to	47.561777	255,403	0.00	0.00	to	0.55	8.06	to	8.66
Year Ended 12/31/13	66,550	3.359376	to	43.773190	246,636	0.49	0.00	to	0.55	37.84	to	38.60
Year Ended 12/31/12	68,955	2.434726	to	31.582975	185,068	0.00	0.00	to	0.55	8.88	to	9.48
Year Ended 12/31/11	74,363	2.233915	to	28.847575	183,624	0.35	0.00	to	0.55	(3.31)	to	(2.78)
Index 600 Stock
Year Ended 12/31/15	11,625	$1.543293	to	$17.224563	$20,831	0.00%	0.00%	to	0.55%	(2.88)%	to	(2.35)%
Year Ended 12/31/14	10,776	1.587514	to	17.638780	20,248	1.53	0.00	to	0.55	4.76	to	5.34
Year Ended 12/31/13	9,373	1.513818	to	16.744685	16,819	4.29	0.00	to	0.55	39.90	to	40.67
Year Ended 12/31/12	4,910	1.081019	to	11.903891	6,206	3.11	0.00	to	0.55	15.16	to	15.80
Period Ended 12/31/11 (2)	1,384	0.937768	to	10.280016	1,719	2.07	0.00	to	0.55	(6.27)	to	(6.01)
Small Cap Value
Year Ended 12/31/15	45,429	$3.004079	to	$32.262868	$156,881	0.68%	0.00%	to	0.55%	(5.97)%	to	(5.45)%
Year Ended 12/31/14	47,518	3.191481	to	34.121874	174,553	0.36	0.00	to	0.55	(0.33)	to	0.22
Year Ended 12/31/13	49,966	3.198795	to	34.046809	184,787	1.14	0.00	to	0.55	31.04	to	31.76
Year Ended 12/31/12	50,988	2.438620	to	25.839588	143,973	0.37	0.00	to	0.55	15.69	to	16.33
Year Ended 12/31/11	55,277	2.105813	to	22.212770	134,980	0.60	0.00	to	0.55	(1.90)	to	(1.36)
International Growth
Year Ended 12/31/15	43,844	$1.793138	to	$19.257803	$88,907	1.68%	0.00%	to	0.55%	(2.26)%	to	(1.73)%
Year Ended 12/31/14	43,639	1.832844	to	19.596007	90,803	1.30	0.00	to	0.55	(5.04)	to	(4.52)
Year Ended 12/31/13	44,659	1.928280	to	20.524033	98,031	1.40	0.00	to	0.55	19.15	to	19.81
Year Ended 12/31/12	44,792	1.616718	to	17.130842	82,841	1.33	0.00	to	0.55	17.34	to	17.99
Year Ended 12/31/11	48,394	1.376437	to	14.519220	76,140	1.13	0.00	to	0.55	(13.64)	to	(13.17)
Research International Core
Year Ended 12/31/15	20,383	$1.055308	to	$10.098885	$24,504	2.05%	0.00%	to	0.55%	(1.65)%	to	(1.11)%
Year Ended 12/31/14	16,529	1.071981	to	10.212438	20,860	1.45	0.00	to	0.55	(7.22)	to	(6.71)
Year Ended 12/31/13	14,106	1.154295	to	10.947312	19,169	0.13	0.00	to	0.55	18.27	to	18.92
Year Ended 12/31/12	10,388	0.975017	to	9.205651	12,233	1.72	0.00	to	0.55	16.12	to	16.76
Period Ended 12/31/11 (2)	3,559	0.838851	to	7.884380	3,688	4.07	0.00	to	0.55	(16.16)	to	(15.93)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
International Equity
Year Ended 12/31/15	137,889	$3.143590	to	4.843231	$502,646	2.95%	0.00%	to	0.55%	(2.75)%	to	(2.21)%
Year Ended 12/31/14	139,819	3.229216	to	4.952849	525,118	1.91	0.00	to	0.55	(9.30)	to	(8.80)
Year Ended 12/31/13	143,163	3.556947	to	5.431053	593,256	2.19	0.00	to	0.55	20.71	to	21.38
Year Ended 12/31/12	147,013	2.943691	to	4.474566	504,481	2.59	0.00	to	0.55	20.85	to	21.52
Year Ended 12/31/11	154,709	2.433405	to	3.682261	438,760	2.10	0.00	to	0.55	(10.59)	to	(10.10)
Emerging Markets Equity
Year Ended 12/31/15	39,847	$0.741823	to	8.872116	$34,756	0.88%	0.00%	to	0.55%	(12.72)%	to	(12.24)%
Year Ended 12/31/14	34,924	0.849119	to	10.109813	34,843	0.63	0.00	to	0.55	(6.76)	to	(6.25)
Year Ended 12/31/13	29,027	0.909813	to	10.783888	30,454	0.75	0.00	to	0.55	(5.67)	to	(5.15)
Year Ended 12/31/12	19,140	0.963548	to	11.369632	21,469	0.15	0.00	to	0.55	18.18	to	18.83
Period Ended 12/31/11 (2)	7,995	0.814525	to	9.567929	7,498	2.54	0.00	to	0.55	(18.59)	to	(18.36)
Money Market
Year Ended 12/31/15	79,683	$1.531914	to	$41.572750	$171,148	0.01%	0.00%	to	0.55%	(0.54)%	to	0.01%
Year Ended 12/31/14	79,806	1.538686	to	41.568533	165,824	0.07	0.00	to	0.55	(0.48)	to	0.07
Year Ended 12/31/13	82,246	1.544536	to	41.539003	170,166	0.10	0.00	to	0.55	(0.45)	to	0.10
Year Ended 12/31/12	84,564	1.549943	to	41.497953	169,940	0.14	0.00	to	0.55	(0.41)	to	0.15
Year Ended 12/31/11	85,415	1.554696	to	41.437528	166,908	0.14	0.00	to	0.55	(0.41)	to	0.14
Short-Term Bond
Year Ended 12/31/15	12,538	$1.012734	to	$12.275717	$15,742	0.71%	0.00%	to	0.55%	0.17%	to	0.72%
Year Ended 12/31/14	11,155	1.010036	to	12.188479	13,392	0.60	0.00	to	0.55	(0.17)	to	0.38
Year Ended 12/31/13	9,076	1.010673	to	12.142453	10,582	0.17	0.00	to	0.55	0.00(4)	to	0.55
Year Ended 12/31/12	5,895	1.009629	to	12.076410	6,960	1.43	0.00	to	0.55	1.51	to	2.07
Period Ended 12/31/11 (2)	3,159	0.993622	to	11.832025	3,681	4.36	0.00	to	0.55	(0.69)	to	(0.42)
Select Bond
Year Ended 12/31/15	70,587	$2.673382	to	$212.549665	$243,197	1.50%	0.00%	to	0.55%	(0.02)%	to	0.53%
Year Ended 12/31/14	70,799	2.671248	to	211.428447	248,615	2.02	0.00	to	0.55	4.99	to	5.56
Year Ended 12/31/13	73,536	2.541856	to	200.286369	244,742	2.31	0.00	to	0.55	(2.69)	to	(2.16)
Year Ended 12/31/12	78,962	2.609587	to	204.702189	268,074	2.69	0.00	to	0.55	4.39	to	4.96
Year Ended 12/31/11	77,091	2.497424	to	195.021673	251,418	3.32	0.00	to	0.55	6.58	to	7.16
Long-Term U.S. Government Bond
Year Ended 12/31/15	5,671	$1.345254	to	$18.898765	$8,101	2.11%	0.00%	to	0.55%	(2.01)%	to	(1.47)%
Year Ended 12/31/14	4,722	1.371509	to	19.181310	6,944	2.01	0.00	to	0.55	23.05	to	23.73
Year Ended 12/31/13	3,977	1.113443	to	15.502339	4,876	0.02	0.00	to	0.55	(13.75)	to	(13.27)
Year Ended 12/31/12	4,651	1.289646	to	17.875038	7,933	1.85	0.00	to	0.55	3.18	to	3.75
Period Ended 12/31/11 (2)	3,537	1.248644	to	17.228764	6,776	8.82	0.00	to	0.55	24.80	to	25.15
Inflation Protection
Year Ended 12/31/15	6,372	$1.036853	to	$13.593038	$7,975	2.34%	0.00%	to	0.55%	(2.74)%	to	(2.20)%
Year Ended 12/31/14	6,336	1.065002	to	13.899486	8,559	0.52	0.00	to	0.55	2.57	to	3.14
Year Ended 12/31/13	6,697	1.037245	to	13.476716	8,588	1.08	0.00	to	0.55	(8.83)	to	(8.33)
Year Ended 12/31/12	7,780	1.136621	to	14.701699	10,670	2.68	0.00	to	0.55	6.76	to	7.35
Period Ended 12/31/11 (2)	3,641	1.063572	to	13.694886	4,815	0.03	0.00	to	0.55	6.30	to	6.60
High Yield Bond
Year Ended 12/31/15	26,563	$3.275752	to	$43.377037	$100,914	4.53%	0.00%	to	0.55%	(1.90)%	to	(1.36)%
Year Ended 12/31/14	27,230	3.335950	to	43.976216	106,154	5.04	0.00	to	0.55	0.62	to	1.18
Year Ended 12/31/13	27,674	3.312039	to	43.465300	107,038	5.57	0.00	to	0.55	5.26	to	5.84
Year Ended 12/31/12	28,781	3.143457	to	41.068270	106,270	6.24	0.00	to	0.55	13.26	to	13.89
Year Ended 12/31/11	29,124	2.772582	to	36.059875	94,728	6.97	0.00	to	0.55	4.02	to	4.59

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on June 30, 2011.
(4)	Ratio is less than 0.005%.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
Multi-Sector Bond
Year Ended 12/31/15	21,624	$1.138400	to	$15.597729	$27,546	5.58%	0.00%	to	0.55%	(2.76)%	to	(2.22)%
Year Ended 12/31/14	20,081	1.169486	to	15.951947	26,344	2.65	0.00	to	0.55	2.68	to	3.25
Year Ended 12/31/13	17,326	1.137785	to	15.449941	21,918	3.56	0.00	to	0.55	(2.12)	to	(1.58)
Year Ended 12/31/12	14,697	1.161278	to	15.698283	18,872	0.46	0.00	to	0.55	14.31	to	14.94
Period Ended 12/31/11 (2)	4,150	1.014872	to	13.657358	4,850	16.21	0.00	to	0.55	1.44	to	1.71
Balanced
Year Ended 12/31/15	53,304	$3.310708	to	$181.609174	$345,035	1.97%	0.00%	to	0.55%	(0.67)%	to	(0.12)%
Year Ended 12/31/14	54,744	3.329658	to	181.830315	360,234	2.31	0.00	to	0.55	4.99	to	5.56
Year Ended 12/31/13	55,407	3.168393	to	172.248875	354,026	3.38	0.00	to	0.55	11.47	to	12.08
Year Ended 12/31/12	57,330	2.839508	to	153.677764	331,081	0.23	0.00	to	0.55	9.09	to	9.69
Year Ended 12/31/11	61,456	2.600265	to	140.096515	318,825	2.75	0.00	to	0.55	1.55	to	2.11
Asset Allocation
Year Ended 12/31/15	18,489	$1.899554	to	$20.400265	$44,291	1.92%	0.00%	to	0.55%	(0.97)%	to	(0.43)%
Year Ended 12/31/14	19,933	1.916252	to	20.487411	47,339	2.15	0.00	to	0.55	4.57	to	5.15
Year Ended 12/31/13	19,334	1.830603	to	19.484028	44,834	3.32	0.00	to	0.55	16.03	to	16.67
Year Ended 12/31/12	20,120	1.576122	to	16.700324	39,573	0.23	0.00	to	0.55	10.41	to	11.02
Year Ended 12/31/11	22,441	1.426114	to	15.042893	39,577	2.41	0.00	to	0.55	(0.62)	to	(0.08)
Fidelity VIP Mid Cap
Year Ended 12/31/15	34,908	$3.964922	to	$42.137819	$162,700	0.25%	0.00%	to	0.55%	(2.17)%	to	(1.63)%
Year Ended 12/31/14	36,665	4.048702	to	42.835362	175,314	0.02	0.00	to	0.55	5.45	to	6.03
Year Ended 12/31/13	37,534	3.835558	to	40.398542	169,449	0.28	0.00	to	0.55	35.13	to	35.87
Year Ended 12/31/12	38,312	2.835677	to	29.733518	128,384	0.39	0.00	to	0.55	13.93	to	14.56
Year Ended 12/31/11	40,656	2.486413	to	25.953961	120,934	0.02	0.00	to	0.55	(11.34)	to	(10.85)
Fidelity VIP Contrafund
Year Ended 12/31/15	22,441	$1.546836	to	$16.824006	$39,557	0.82%	0.00%	to	0.55%	(0.13)%	to	0.42%
Year Ended 12/31/14	21,021	1.547371	to	16.754369	37,757	0.78	0.00	to	0.55	11.04	to	11.65
Year Ended 12/31/13	19,719	1.392090	to	15.005573	31,545	0.90	0.00	to	0.55	30.24	to	30.95
Year Ended 12/31/12	16,353	1.067828	to	11.458810	20,234	1.49	0.00	to	0.55	15.50	to	16.14
Period Ended 12/31/11 (2)	5,922	0.923581	to	9.866342	6,530	2.81	0.00	to	0.55	(7.69)	to	(7.43)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/15	2,413	$1.499733	to	$16.199640	$4,514	0.57%	0.00%	to	0.55%	(1.01)%	to	(0.46)%
Year Ended 12/31/14	2,395	1.513495	to	16.275087	4,590	0.37	0.00	to	0.55	9.78	to	10.38
Year Ended 12/31/13	2,403	1.377320	to	14.744385	4,648	0.79	0.00	to	0.55	36.85	to	37.60
Year Ended 12/31/12	1,241	1.005443	to	10.715212	1,683	0.25	0.00	to	0.55	10.37	to	10.98
Period Ended 12/31/11 (2)	606	0.910063	to	9.655117	688	0.90	0.00	to	0.55	(9.04)	to	(8.79)
Russell Multi-Style Equity
Year Ended 12/31/15	108,402	$1.631656	to	$18.271298	$203,098	0.82%	0.00%	to	0.55%	0.55%	to	1.11%
Year Ended 12/31/14	114,307	1.621079	to	18.071559	213,362	1.16	0.00	to	0.55	11.09	to	11.70
Year Ended 12/31/13	119,343	1.457823	to	16.178812	201,588	1.21	0.00	to	0.55	32.19	to	32.92
Year Ended 12/31/12	126,018	1.101694	to	12.171877	162,081	1.12	0.00	to	0.55	15.05	to	15.69
Year Ended 12/31/11	139,483	0.956587	to	10.521100	157,923	0.97	0.00	to	0.55	(2.08)	to	(1.55)
Russell Aggressive Equity
Year Ended 12/31/15	36,650	$2.193357	to	$25.191084	$91,739	0.67%	0.00%	to	0.55%	(7.69)%	to	(7.19)%
Year Ended 12/31/14	38,597	2.373801	to	27.141282	104,705	0.25	0.00	to	0.55	1.00	to	1.56
Year Ended 12/31/13	40,543	2.347887	to	26.724835	109,257	0.43	0.00	to	0.55	39.24	to	40.00
Year Ended 12/31/12	41,973	1.684569	to	19.088862	80,738	1.07	0.00	to	0.55	15.20	to	15.84
Year Ended 12/31/11	46,544	1.460862	to	16.479338	77,885	0.49	0.00	to	0.55	(4.72)	to	(4.20)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2015

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
Russell Non-U.S.
Year Ended 12/31/15	62,803	$1.605290	to	$17.562157	$117,670	1.15%	0.00%	to	0.55%	(1.85)%	to	(1.31)%
Year Ended 12/31/14	63,654	1.633987	to	17.795979	121,476	1.95	0.00	to	0.55	(4.97)	to	(4.45)
Year Ended 12/31/13	65,876	1.717753	to	18.624500	134,161	2.00	0.00	to	0.55	21.24	to	21.91
Year Ended 12/31/12	68,417	1.415380	to	15.277391	115,667	1.77	0.00	to	0.55	19.16	to	19.81
Year Ended 12/31/11	74,999	1.186647	to	12.750860	107,050	1.66	0.00	to	0.55	(13.36)	to	(12.88)
Russell Core Bond
Year Ended 12/31/15	29,943	$2.167486	to	$23.248775	$85,576	2.39%	0.00%	to	0.55%	(0.69)%	to	(0.14)%
Year Ended 12/31/14	30,112	2.180310	to	23.281628	86,877	1.55	0.00	to	0.55	4.88	to	5.45
Year Ended 12/31/13	31,407	2.076847	to	22.077570	86,009	1.44	0.00	to	0.55	(1.99)	to	(1.45)
Year Ended 12/31/12	34,681	2.116915	to	22.402721	99,933	2.33	0.00	to	0.55	7.78	to	8.38
Year Ended 12/31/11	34,913	1.962151	to	20.671320	96,920	3.19	0.00	to	0.55	4.11	to	4.68
Russell Global Real Estate Securities
Year Ended 12/31/15	36,412	$4.179747	to	$44.771967	$172,160	1.64%	0.00%	to	0.55%	(0.30)%	to	0.25%
Year Ended 12/31/14	36,715	4.188148	to	44.660949	175,388	3.26	0.00	to	0.55	14.12	to	14.75
Year Ended 12/31/13	37,321	3.666253	to	38.920595	157,271	4.00	0.00	to	0.55	3.08	to	3.65
Year Ended 12/31/12	37,370	3.553123	to	37.550773	152,571	5.00	0.00	to	0.55	26.86	to	27.56
Year Ended 12/31/11	38,799	2.798128	to	29.438654	124,861	2.25	0.00	to	0.55	(7.56)	to	(7.05)
Russell LifePoints Moderate Strategy
Year Ended 12/31/15	2,175	$1.153913	to	$13.984420	$3,256	2.55%	0.00%	to	0.55%	(2.24)%	to	(1.71)%
Year Ended 12/31/14	1,929	1.179226	to	14.227181	3,327	3.33	0.00	to	0.55	4.28	to	4.85
Year Ended 12/31/13	1,516	1.129701	to	13.568584	2,151	1.69	0.00	to	0.55	6.20	to	6.79
Year Ended 12/31/12	1,505	1.062654	to	12.706153	2,139	3.29	0.00	to	0.55	10.46	to	11.07
Period Ended 12/31/11 (2)	320	0.961095	to	11.440046	332	3.14	0.00	to	0.55	(3.94)	to	(3.67)
Russell LifePoints Balanced Strategy
Year Ended 12/31/15	11,511	$1.188804	to	$13.546956	$17,506	2.20%	0.00%	to	0.55%	(2.84)%	to	(2.30)%
Year Ended 12/31/14	11,655	1.222287	to	13.866173	17,117	2.98	0.00	to	0.55	4.04	to	4.61
Year Ended 12/31/13	9,944	1.173673	to	13.255096	14,726	2.18	0.00	to	0.55	11.81	to	12.43
Year Ended 12/31/12	7,167	1.048620	to	11.789785	9,673	2.60	0.00	to	0.55	12.34	to	12.96
Period Ended 12/31/11 (2)	3,296	0.932549	to	10.437591	4,082	3.47	0.00	to	0.55	(6.79)	to	(6.53)
Russell LifePoints Growth Strategy
Year Ended 12/31/15	13,267	$1.188862	to	$12.631574	$19,036	1.81%	0.00%	to	0.55%	(3.84)%	to	(3.31)%
Year Ended 12/31/14	13,525	1.235139	to	13.064429	20,126	3.03	0.00	to	0.55	3.19	to	3.76
Year Ended 12/31/13	11,741	1.195791	to	12.591524	16,736	2.32	0.00	to	0.55	15.92	to	16.56
Year Ended 12/31/12	9,304	1.030529	to	10.802768	11,345	2.26	0.00	to	0.55	13.59	to	14.22
Period Ended 12/31/11 (2)	1,932	0.906329	to	9.458077	3,034	3.58	0.00	to	0.55	(9.41)	to	(9.16)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/15	6,000	$1.204105	to	$11.679451	$8,824	1.53%	0.00%	to	0.55%	(4.40)%	to	(3.87)%
Year Ended 12/31/14	5,836	1.258221	to	12.149681	8,762	3.29	0.00	to	0.55	2.92	to	3.48
Year Ended 12/31/13	5,628	1.221337	to	11.740704	8,224	2.59	0.00	to	0.55	19.16	to	19.81
Year Ended 12/31/12	4,213	1.023971	to	9.799317	5,371	1.87	0.00	to	0.55	15.04	to	15.68
Period Ended 12/31/11 (2)	1,131	0.889198	to	8.471141	1,453	3.08	0.00	to	0.55	(11.12)	to	(10.88)
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/15	3,059	$4.412123	to	$4.767003	$14,882	0.00%	0.00%	to	0.55%	(25.44)%	to	(25.03)%
Year Ended 12/31/14	2,448	5.885213	to	6.387246	15,934	0.00	0.00	to	0.55	(17.39)	to	(16.94)
Period Ended 12/31/13 (3)	1,964	7.085099	to	7.724122	15,565	0.00	0.00	to	0.55	1.72	to	1.79

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on June 30, 2011.
(3)	Division commenced operations on November 15, 2013.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division and, Credit Suisse Trust Commodity Return Strategy Division, at December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

April 25, 2016

The Northwestern Mutual

Life Insurance Company

Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Independent Auditor’s Report

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, the “Company), which are comprised of the consolidated statutory statements of financial position as of December 31, 2015 and 2014, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 100 E. Wisconsin Ave., Ste. 1800, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on

U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of their operations or their cash flows for each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

February 24, 2016

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Financial Position

(in millions)

	December 31,
	2015	2014

Assets:
Bonds	$133,449	$128,126
Mortgage loans	32,236	29,341
Policy loans	17,146	16,756
Common and preferred stocks	3,886	3,713
Real estate	1,999	1,610
Other investments	13,292	12,827
Cash and short-term investments	1,460	2,588

Total investments	203,468	194,961

Due and accrued investment income	1,906	1,902
Net deferred tax assets	3,288	3,055
Deferred premium and other assets	3,079	2,959
Separate account assets	26,731	27,056

Total assets	$238,472	$229,933

Liabilities and surplus:
Reserves for policy benefits	$176,928	$167,508
Policyowner dividends payable	5,610	5,510
Interest maintenance reserve	664	1,043
Asset valuation reserve	3,564	3,544
Income taxes payable	101	322
Other liabilities	5,218	5,896
Separate account liabilities	26,731	27,056

Total liabilities	218,816	210,879

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	17,906	17,304

Total surplus	19,656	19,054

Total liabilities and surplus	$238,472	$229,933

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the years ended
	December 31,
	2015	2014	2013

Revenue:
Premiums	$17,788	$17,001	$16,599
Net investment income	9,467	9,104	8,693
Other income	625	602	566

Total revenue	27,880	26,707	25,858

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	9,043	8,396	7,898
Net additions to policy benefit reserves	9,352	8,910	9,018
Net transfers to separate accounts	150	501	542

Total benefits	18,545	17,807	17,458

Commissions and operating expenses	2,932	2,831	2,680

Total benefits and expenses	21,477	20,638	20,138

Gain from operations before dividends and taxes	6,403	6,069	5,720

Policyowner dividends	5,609	5,511	5,212

Gain from operations before taxes	794	558	508
Income tax expense (benefit)	(53)	22	(18)

Net gain from operations	847	536	526
Net realized capital gains (losses)	(32)	143	276

Net income	$815	$679	$802

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2015	2014	2013

Beginning of year balance	$19,054	$17,199	$16,176

Net income	815	679	802

Change in net unrealized capital gains	(248)	1,246	346

Change in net deferred tax assets	86	271	237

Change in nonadmitted assets and other	(31)	(155)	(58)

Change in asset valuation reserve	(20)	(186)	(142)

Change in accounting principle	-	-	(162)

Net increase in surplus	602	1,855	1,023

End of year balance	$19,656	$19,054	$17,199

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2015	2014	2013

Cash flows from operating activities:
Premiums and other income received	$12,658	$12,700	$12,243
Investment income received	8,670	9,014	8,827
Benefit and dividend payments to policyowners and beneficiaries	(8,164)	(8,742)	(8,215)
Net transfers to separate accounts	(152)	(492)	(527)
Commissions, expenses and taxes paid	(2,834)	(3,247)	(2,802)

Net cash provided by operating activities	10,178	9,233	9,526

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	37,276	33,516	36,567
Common and preferred stocks	2,084	2,898	4,305
Mortgage loans	1,924	1,501	2,169
Real estate	209	76	83
Other investments	1,893	1,676	1,268

Subtotal proceeds from investments	43,386	39,667	44,392

Cost of investments acquired:
Bonds	(42,801)	(38,857)	(43,758)
Common and preferred stocks	(2,478)	(3,394)	(3,018)
Mortgage loans	(5,031)	(4,008)	(4,670)
Real estate	(356)	(187)	(290)
Other investments	(3,465)	(2,002)	(1,856)

Subtotal cost of investments acquired	(54,131)	(48,448)	(53,592)

Disbursement of policy loans, net of repayments	3	(450)	(517)

Net cash applied to investing activities	(10,742)	(9,231)	(9,717)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(297)	56	93
Other cash provided (applied)	(267)	268	(33)

Net cash provided by (applied to) financing and miscellaneous sources	(564)	324	60

Net increase (decrease) in cash and short-term investments	(1,128)	326	(131)
Cash and short-term investments, beginning of year	2,588	2,262	2,393

Cash and short-term investments, end of year	$1,460	$2,588	$2,262

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2015	2014	2013
	(in millions)
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the consolidated statements of cash flows:

Operating:[1]
Dividends used to pay premiums and loans	$5,305	$-	$-
Capitalized interest and payment in-kind investment income	845	-	-
Other policyowner contract activity	167	-	-
Employee benefit and compensation plan expenses	154	-	-

Investing:
Bond forward commitments	6,225	12,590	17,482
Bond refinancings and exchanges	1,757	1,713	2,156
Mortgage loan refinancings and transfers	914	889	831
Asset transfers with affiliated entities	365	344	911
Net policy loan activity [1]	355	-	-
Common stock exchanges	171	61	81
Net premium loan activity [1]	140	-	-
Other invested asset exchanges	131	37	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited [1]	389	-	-

[1]	Revisions to Statement of Statutory Accounting Principle No. 69, Statement of Cash Flows require additional reporting and disclosure of non-cash activity related to operations for the year ended December 31, 2015.

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (“NM”) and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets are excluded from surplus. See Note 2 for more information regarding on admitted assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set the interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 3.60% to 8.00% for loans outstanding at December 31, 2015. Policy loans have no stated maturity date, with repayment of principal and interest during

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

the insured’s life made at the discretion of the policyowner. If the policyowner doesn’t make loan repayments, the unpaid interest will capitalize and the loan balance will be repaid either 1) from the death benefit; or 2) from the cash value if the policy lapses or is surrendered before the insured’s death. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. The Company considers the unpaid principal balance of policy loans to approximate fair value.

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and are excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowance is recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $34 million and $29 million at December 31, 2015 and 2014, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $303 million and $280 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. These amounts were $175 million and $151 million at December 31, 2015 and 2014, respectively. Depreciation expense for IT equipment and software totaled $80 million, $74 million and $70 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. These amounts were $65 million and $74 million at December 31, 2015 and 2014, respectively. Depreciation expense for furniture, fixtures and equipment totaled $8 million, $8 million and $7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks and other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, mortgage loan, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign currency exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2015 through February 24, 2016, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2015 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended. On February 11, 2016, the Company announced a prospective amendment to its employee postretirement benefit plan that is expected to have a significant impact on the plan’s projected benefit obligation (“PBO”) during 2016. See Note 8 for more information regarding this plan amendment.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Statement value and fair value of bonds at December 31, 2015 and 2014, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2015	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$4,237	$584	$(14)	$4,807
States, territories and possessions	689	108	(2)	795
Special revenue and assessments	30,578	902	(190)	31,290
All foreign governments	586	39	(14)	611
Hybrid securities	403	20	(30)	393
Industrial and miscellaneous	96,956	3,272	(2,587)	97,641

Total bonds	$133,449	$4,925	$(2,837)	$135,537

December 31, 2014	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$4,493	$785	$(1)	$5,277
States, territories and possessions	694	137	(1)	830
Special revenue and assessments	29,145	1,275	(109)	30,311
All foreign governments	522	65	(5)	582
Hybrid securities	323	33	(25)	331
Industrial and miscellaneous	92,949	5,809	(842)	97,916

Total bonds	$128,126	$8,104	$(983)	$135,247

Bonds classified by the NAIC as special revenue and assessments primarily consist of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Statement value of bonds by SVO rating category at December 31, 2015 and 2014 was as follows:

December 31, 2015	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$4,237	$-	$-	$-	$-	$-	$4,237

States, territories and possessions	602	87	-	-	-	-	689

Special revenue and assessments	30,528	50	-	-	-	-	30,578

All foreign governments	274	299	13	-	-	-	586

Hybrid securities	190	61	152	-	-	-	403

Industrial and miscellaneous	42,567	40,923	6,281	5,591	1,577	17	96,956

Total bonds	$78,398	$41,420	$6,446	$5,591	$1,577	$17	$133,449

December 31, 2014	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$4,493	$-	$-	$-	$-	$-	$4,493

States, territories and possessions	694	-	-	-	-	-	694

Special revenue and assessments	29,104	23	-	-	18	-	29,145

All foreign governments	250	259	13	-	-	-	522

Hybrid securities	138	143	42	-	-	-	323

Industrial and miscellaneous	40,763	38,988	6,507	4,924	1,754	13	92,949

Total bonds	$75,442	$39,413	$6,562	$4,924	$1,772	$13	$128,126

Based on statement value, 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as Investment grade) by the SVO at each of December 31, 2015 and 2014.

The Company’s investments in structured securities include a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2015 and 2014, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2015	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

Government agencies	$28,220	$28,580	$-	$-	$28,220	$28,580

Other prime	549	551	1	1	550	552

Other below-prime	73	74	13	15	86	89

Commercial mortgage-backed:

Government agencies	239	254	-	-	239	254

Conduit	2,026	2,030	15	14	2,041	2,044

Re-REMIC	326	333	2	4	328	337

Other commercial mortgage-backed	49	53	1	1	50	54

Other asset-backed	5,402	5,492	142	142	5,544	5,634

Total structured securities	$36,884	$37,367	$174	$177	$37,058	$37,544

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

December 31, 2014	Investment Grade		Below Investment Grade		Total

	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

Government agencies	$26,894	$27,616	$-	$-	$26,894	$27,616

Other prime	503	509	1	1	504	510

Other below-prime	39	42	16	19	55	61

Commercial mortgage-backed:

Government agencies	277	297	-	-	277	297

Conduit	1,964	2,011	39	33	2,003	2,044

Re-REMIC	377	394	3	6	380	400

Other commercial mortgage-backed	60	65	4	5	64	70

Other asset-backed	5,105	5,311	49	54	5,154	5,365

Total structured securities	$35,219	$36,245	$112	$118	$35,331	$36,363

Based on statement value, 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2015 and 2014.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. At December 31, 2015, the Company’s structured note investments included a treasury inflation protected (“TIP”) security and fifteen securities with adjustable rate coupon provisions. At December 31, 2015, the TIP security had a statement value and fair value of $89 million and $121 million, respectively, while the securities with adjustable rate provisions had aggregate statement values and fair values of $173 million and $165 million, respectively. At December 31, 2014, structured note investments included a TIP security with a statement value and fair value of $89 million and $127 million, respectively, and nine securities with step -up coupon provisions that had aggregate statement values and fair values of $30 million and $23 million, respectively. None of these securities have provisions linked to real estate prices, indices or asset values.

Statement value and fair value of bonds by contractual maturity at December 31, 2015 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$3,921	$3,980

Due after one year through five years	29,186	30,133

Due after five years through ten years	39,134	38,558

Due after ten years	24,150	25,322

Subtotal	96,391	97,993

Structured securities	37,058	37,544

Total bonds	$133,449	$135,537

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2015 and 2014 was as follows:

December 31, 2015	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,175	$598	$2,150	$4,104	$-	$10,027
Office	3,282	1,038	1,815	3,816	-	9,951
Retail	3,246	779	2,177	2,035	-	8,237
Warehouse/Industrial	427	301	570	1,107	204	2,609
Other	389	186	533	304	-	1,412

Total	$10,519	$2,902	$7,245	$11,366	$204	$32,236

December 31, 2014	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$2,708	$452	$1,918	$3,438	$-	$8,516
Office	2,950	792	1,575	3,559	-	8,876
Retail	3,008	780	2,337	2,253	-	8,378
Warehouse/Industrial	473	190	437	1,047	255	2,402
Other	317	145	450	257	-	1,169

Total	$9,456	$2,359	$6,717	$10,554	$255	$29,341

The statement value of mortgage loans by contractual maturity at December 31, 2015 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

Statement Value
(in millions)
Due in one year or less	$1,982
Due after one year through two years	1,534
Due after two years through five years	6,410
Due after five years through eight years	9,259
Due after eight years	13,051

Total	$32,236

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2015 and 2014. The maximum and minimum interest rates for mortgage loans originated during 2015 were 6.70% and 2.65%, respectively, while these rates during 2014 were 6.10% and 2.58%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2015 and 2014 was 60% and 61%, respectively, with a maximum of 100% for any single loan during each of 2015 and 2014. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2015 and 2014, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 53% and 54%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2015 and 2014 was as follows:

December 31, 2015	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,322	$5,499	$205	$1	$10,027
Office	4,143	5,329	304	175	9,951
Retail	4,232	3,767	224	14	8,237
Warehouse/Industrial	938	1,251	312	108	2,609
Other	232	1,003	108	69	1,412

Total	$13,867	$16,849	$1,153	$367	$32,236

December 31, 2014	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$3,398	$4,944	$110	$64	$8,516
Office	2,854	5,524	280	218	8,876
Retail	3,933	4,050	343	52	8,378
Warehouse/Industrial	561	1,557	190	94	2,402
Other	218	847	32	72	1,169

Total	$10,964	$16,922	$955	$500	$29,341

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $60 million and $56 million at December 31, 2015 and 2014, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2015, 2014 and 2013, respectively. At December 31, 2015 and 2014, the Company had $28 million and $30 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at each of December 31, 2015 and 2014.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $3.7 billion and $3.5 billion included in the consolidated statements of financial position at December 31, 2015 and 2014, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models and external pricing sources. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2015 and 2014, the consolidated statements of financial position included $181 million and $175 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily based on internally-developed pricing models. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2015 and 2014 was as follows:

December 31, 2015	East	Midwest	South	West	Total
	(in millions)
Apartment	$313	$26	$235	$319	$893
Office	64	536	153	40	793
Warehouse/Industrial	38	30	-	188	256
Other	27	-	-	30	57

Total	$442	$592	$388	$577	$1,999

December 31, 2014	East	Midwest	South	West	Total
	(in millions)
Apartment	$300	$27	$92	$253	$672
Office	65	441	108	39	653
Warehouse/Industrial	40	30	-	171	241
Other	12	-	-	32	44

Total	$417	$498	$200	$495	$1,610

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $441 million and $331 million at December 31, 2015 and 2014, respectively. These amounts include $162 million and $32 million at December 31, 2015 and 2014, respectively, related to a new office tower in Milwaukee, Wisconsin, that is scheduled for completion in 2017. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.5 billion and $7.4 billion at December 31, 2015 and 2014, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The statement value of other investments held directly or indirectly by the Company at December 31, 2015 and 2014 was as follows:

	December 31,
	2015	2014
	(in millions)
Securities partnerships and LLCs	$4,299	$4,281
Bonds	3,914	3,421
Real estate JVs, partnerships and LLCs	1,675	1,661
Common and preferred stocks	1,024	869
Real estate	747	769
Low income housing tax credit properties	485	474
Derivative instruments	469	330
Cash and short-term investments	215	559
Leveraged leases	162	230
Other assets, net	302	233

Total	$13,292	$12,827

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years and 14 years of unexpired credits at December 31, 2015 and 2014, respectively. The required holding period for tax credit properties is 15 years. See Note 10 for more information regarding the Company’s use of tax credits.

At December 31, 2015 and 2014, oil and gas investments were recorded using the equity method of accounting. However, the statement value of these investments was nonadmitted from assets and surplus in the consolidated statements of financial position as audits were not performed for these investments. During 2013, the Company discontinued the use of a permitted practice related to the valuation of oil and gas investments and reported a $38 million decrease in the statement value of these investments in the consolidated statements of changes in surplus for the year ended December 31, 2013 as a change in accounting principle.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (“SCAs”) are reported in the consolidated statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2015, the value of SCA investments was as follows:

	December 31, 2015
	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)
NM Wealth Management Company	$133	$-	$133
NM Capital, Limited	3	3	-

Total common stock SCAs [1]	136	3	133

Various real estate SCAs [2]	203	-	203

NML Securities Holdings, LLC	4,186	-	4,186
NM Investment Holdings, LLC	1,643	-	1,643
NML Real Estate Holdings, LLC	1,113	-	1,113
NM Planning, LLC	260	-	260
NM Pebble Valley, LLC	211	-	211
NM Investment Services, LLC	85	-	85
NM GP Holdings, LLC	48	2	46
NM Investment Management Company, LLC	27	27	-
Mason Street Advisors, LLC	24	24	-
Various other joint venture affiliates	326	-	326

Total other investment SCAs [3]	7,923	53	7,870

Total investments in SCAs	$8,262	$56	$8,206

1 Reported in common and preferred stocks in the consolidated statements of financial position.

2 Reported in real estate in the consolidated statements of financial position.

3 Reported in other investments in the consolidated statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2015. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Net Investment Income

The sources of net investment income for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the years ended December 31,
	2015	2014	2013
	(in millions)

Bonds	$5,760	$5,641	$5,500
Mortgage loans	1,535	1,471	1,412
Policy loans	1,155	1,121	1,089
Common and preferred stocks	133	128	178
Real estate	230	196	176
Other investments	1,063	847	647
Amortization of IMR	211	275	262

Gross investment income	10,087	9,679	9,264
Less: investment expenses	620	575	571

Net investment income	$9,467	$9,104	$8,693

Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the year ended December 31, 2015			For the year ended December 31, 2014			For the year ended December 31, 2013
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$560	$(870)	$(310)	$735	$(326)	$409	$772	$(463)	$309

Common and preferred stocks	229	(273)	(44)	391	(98)	293	583	(64)	519

Mortgage loans	-	(2)	(2)	9	(3)	6	-	-	-

Real estate	123	(1)	122	23	(1)	22	35	-	35

Other investments	579	(523)	56	220	(492)	(272)	178	(230)	(52)

Subtotal	$1,491	$(1,669)	(178)	$1,378	$(920)	458	$1,568	$(757)	811

Less: IMR net gains/(losses) before taxes			(258)			192			356

Less: Capital gains tax			112			123			179

Net realized capital gains/(losses)			$(32)			$143			$276

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $25 billion, $24 billion, and $24 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the years ended December 31,
	2015	2014	2013
Bonds, common and preferred stocks:	(in millions)

Structured securities	$-	$(1)	$(14)
Financial services	(4)	(4)	(3)
Consumer discretionary	(36)	(51)	(9)
Industrials	(7)	(1)	(14)
Energy	(48)	-	-
Other	(1)	(3)	(11)

Subtotal	(96)	(60)	(51)
Other investments:
Real estate and RE funds	(12)	(40)	(9)
Securities partnerships	(40)	-	(6)

Subtotal	(52)	(40)	(15)

Total	$(148)	$(100)	$(66)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

In addition to the realized capital losses above, $16 million, $41 million and $45 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2015, 2014 and 2013, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

At December 31, 2015, the Company continued to hold structured securities with aggregate statement values and fair values of $9 million and $20 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2015, 2014 and 2013, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2015	2014	2013
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(1)	(14)

Total	$(1)	$(1)	$(14)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the years ended December 31,
	2015	2014	2013
	(in millions)
Bonds	$(173)	$(194)	$61

Common and preferred stocks	(181)	(84)	52

Mortgage loans	(38)	(13)	(3)

Other investments	-	1,507	334

Subtotal	(392)	1,216	444

Change in deferred taxes	144	30	(98)

Change in net unrealized capital gains and losses	$(248)	$1,246	$346

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Unrealized capital gains and losses reported from other investments for the year ended December 31, 2014 included an after tax gain of $1.1 billion from the sale of its investment in Frank Russell Company (“Russell”) as the Company’s common stock investment in Russell was held by a subsidiary at the time of the sale. See Note 11 for more information regarding the sale of Russell. Change in net unrealized capital gains (losses) for the years ended December 31, 2015, 2014 and 2013 included net losses of $(371) million, $(312) million and $(292) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries. The Company’s

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2015 and 2014 were as follows:

	December 31, 2015
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,486	$49,279	$(2,207)	$7,946	$7,008	$(938)
Common and preferred stocks	1,309	1,090	(219)	186	145	(41)

Total	$52,795	$50,369	$(2,426)	$8,132	$7,153	$(979)

	December 31, 2014
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$17,254	$16,523	$(731)	$11,387	$10,984	$(403)
Common and preferred stocks	845	748	(97)	27	19	(8)

Total	$18,099	$17,271	$(828)	$11,414	$11,003	$(411)

During 2015, an increase in risk-free market interest rates and a widening of credit spreads led to an increase in the number of bonds for which amortized cost exceeded fair value, while the amount of unrealized loss on these bonds increased from 4% of amortized cost at December 31, 2014 to 5% of amortized cost at December 31, 2015. All of these bonds were current on contractual interest and principal payments at December 31, 2015. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2015 and 2014, unrealized capital losses on structured securities in a loss position for greater than 12 months was $127 million and $149 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months was $151 million and $7 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2015 and 2014, the aggregate statement value of general account loaned securities was $1,035 million and $845 million, respectively, while the aggregate fair value of these loaned securities was $1,024 million and $932 million, respectively. All of the securities on loan at December 31, 2015 and 2014 were bonds and were loaned with open terms. The offsetting

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

liability of $1,047 million and $954 million, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2015 and 2014, respectively. There were no securities on loan within the separate accounts at either December 31, 2015 or 2014.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2015 and 2014, reinvested securities lending collateral held by the Company was $1,056 million and $962 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2015 and 2014 were as follows:

	December 31,
	2015		2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$455	$455	$401	$401

31-60 days	56	56	132	132

61-90 days	42	42	77	77

91-120 days	33	33	20	20

121-180 days	120	120	164	164

181-365 days	93	93	90	90

1-2 years	257	257	78	78

Total	$1,056	$1,056	$962	$962

At December 31, 2015, the consolidated statements of financial position included $603 million in bonds and $453 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2014, the consolidated statements of financial position included $430 million in bonds and $532 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions or cash held by a qualified intermediary (“QI”) to facilitate potential purchases of replacement real estate properties in tax-free exchange transactions.

At December 31, 2015 and 2014, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The statement value of restricted assets at December 31, 2015 and 2014, summarized by type of restriction, was as follows:

	December 31,
	2015	2014
	(in millions)

Securities lending	$1,035	$845

Cash on deposit with QI	129	-

Derivative transactions	71	74

Securities on deposit with states	7	7

Reverse repurchase agreement	-	25

Total restricted assets	$1,242	$951

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or contracted in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company may use derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (i.e., at amortized cost or fair value).

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $270 million and $368 million of cash collateral under its derivative collateral support arrangements at December 31, 2015 and 2014, respectively, including $11 million and $26 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the consolidated statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively in the consolidated statements of financial position. The Company also held bond collateral with a fair value of $252 million and $5 at December 31, 2015 and 2014, respectively. Bonds held as collateral are not reported in the consolidated statements of financial position.

The Company posted $41 million and $60 million of bond collateral under futures agreements at December 31, 2015 and 2014, respectively. The Company also posted $23 million and $8 million of bond collateral and $7 million and $6 million of cash collateral related to cleared derivative contracts at December 31, 2015 and 2014, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as other investments in the consolidated statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2015, 2014 and 2013, no derivatives ceased to qualify for cash flow hedge accounting.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to twelve years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to thirty years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to twelve years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (“TBA”) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $0 and $2 million during 2015 and 2014, respectively.

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2015 and 2014 were as follows:

	December 31, 2015
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$775	$6	$-	$67	$-

Interest rate swaps	77	-	-	5	-

Foreign exchange contracts:

Foreign currency swaps	3,070	360	(1)	377	(3)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	330	7	-	7	-

Interest rate floors	200	17	-	17	-

Interest rate swaps	800	-	(7)	-	(7)

Swaptions	3,146	67	-	67	-

Fixed income futures	1,900	-	-	-	-

Fixed income forwards	129	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	793	10	(7)	10	(7)

Equity contracts:

Equity total return swaps	658	2	(11)	2	(11)

Equity index futures	187	-	-	-	-

Credit contracts:

Purchased credit default swaps	103	-	-	-	-

Investment replications:

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$469	$(26)	$552	$(28)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

	December 31, 2014
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$950	$7	$-	$78	$-

Interest rate swaps	52	-	-	7	-

Foreign exchange contracts:

Foreign currency swaps	2,231	164	(15)	144	(11)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	-	-	-

Interest rate floors	200	16	-	16	-

Interest rate swaps	291	-	(5)	-	(5)

Swaptions	2,870	69	-	69	-

Fixed income futures	2,490	-	-	-	-

Fixed income forwards	-	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	1,591	72	(4)	72	(4)

Equity contracts:

Equity total return swaps	455	2	(2)	2	(2)

Equity index futures	165	-	-	-	-

Credit contracts:

Purchased credit default swaps	103	-	(1)	-	(1)

Investment replications:

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$330	$(27)	$388	$(23)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(8)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Investment replications:

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

	For the year ended December 31, 2014

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$27

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	200	(13)	12

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	-

Interest rate floors	10	-	-

Interest rate swaps	(5)	-	(1)

Swaptions	(67)	-	(8)

Fixed income futures	(56)	(220)	-

Fixed income forwards	-	-	-

Foreign exchange contracts:

Foreign currency forwards	90	13	-

Equity contracts:

Equity total return swaps	(2)	(14)	-

Equity index futures	(2)	4	-

Credit contracts:

Purchased credit default swaps	-	-	(1)

Investment replications:

Equity contracts:

Equity total return swaps	1	13	-

Total derivatives	$169	$(217)	$32

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

	For the year ended December 31, 2013

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$28

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	28	(9)	8

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	-

Interest rate floors	-	-	-

Interest rate swaps	-	-	-

Swaptions	46	-	(7)

Fixed income futures	(5)	21	-

Fixed income forwards	-	-	-

Foreign exchange contracts:

Foreign currency forwards	(3)	(1)	-

Equity contracts:

Equity total return swaps	(1)	(31)	-

Equity index futures	-	(2)	-

Credit contracts:

Purchased credit default swaps	1	-	(2)

Investment replications:

Equity contracts:

Equity total return swaps	(1)	51	-

Total derivatives	$65	$29	$30

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2015 and 2014 were as follows:

	December 31,
	2015	2014
	(in millions)

Life insurance reserves	$156,888	$148,897
Annuity reserves	7,604	6,767
Disability and long-term care unpaid claims and claim reserves	4,668	4,667
Disability and long-term care active life reserves	5,004	4,506
Deposit funds	2,764	2,671

Total reserves for policy benefits	$176,928	$167,508

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2015, the Company had $1.6 trillion of total life insurance in force, including $12.9 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing (“AAT”) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. This testing resulted in no increases in life insurance reserves for the years ended December 31, 2015, 2014 and 2013.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) using the Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves on policies issued since 1985 are based on the present value of expected benefit payments using either the 1983 Individual Annuity “a”, Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2015 and 2014, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2015	2014	2015	2014	2015	2014

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$449	$497	$-	$-	$449	$497

- at book value less surrender charge of 5% or more	218	362	-	-	218	362

- at fair value	-	-	16,058	16,161	16,058	16,161

- at book value without adjustment	4,634	4,444	-	-	4,634	4,444

Not subject to discretionary withdrawal	5,067	4,135	4,440	4,549	9,507	8,684

Total annuity reserves and deposit funds	$10,368	$9,438	$20,498	$20,710	$30,866	$30,148

Asset adequacy testing resulted in a decrease in annuity reserves of $10 million for the year ended December 31, 2015 and increases in annuity reserves of $54 million and $0 for the years ended December 31, 2014 and 2013, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations. The annuity AAT reserve was $100 million and $110 million at December 31, 2015 and 2014, respectively.

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 3.50% to 4.50%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.7 billion at each of the years ended December 31, 2015 and 2014. Changes in these reserves for the years ended December 31, 2015 and 2014 were as follows:

	For the years ended December 31,
	2015	2014

	(in millions)

Balance at January 1	$4,667	$4,544

Incurred related to:

Current year	703	707

Prior years	(82)	3

Total incurred	621	710

Paid related to:

Current year	(30)	(23)

Prior years	(590)	(564)

Total paid	(620)	(587)

Balance at December 31	$4,668	$4,667

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued prior to 1987 are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%. Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity. Policies issued between 1987 and 2012 are based on a valuation interest rate of 4.00% while those issued after 2012 are based on a valuation interest rate of 3.50%. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuity Mortality table without lapses. For policies issued since March 2002, minimum reserves are based on valuation interest rates ranging from 3.50% to 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For policies issued from March 2002 through September 2010, a separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For long-term care reserve valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and assumptions regarding interest rates and claim costs were adjusted to reflect more recent expectations.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Asset adequacy testing resulted in no increases in long-term care reserves for the years ended December 31, 2015 and 2014, respectively, and a reserve increase of $100 million for the year ended December 31, 2013. The reserve increase in 2013 was reported as a net addition to policy benefit reserves in the consolidated statements of operations. The long-term care AAT reserve was $265 million at both December 31, 2015 and 2014.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. Prior to November 1, 2013, beneficiaries also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). As of that date, the Northwestern Access Fund was eliminated as an option for receiving death benefits. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chose a Northwestern Access Fund account prior to November 1, 2013, the beneficiary received negotiable drafts that they can use to access the balance in this account at their discretion.

The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was $449 million and $530 million at December 31, 2015 and 2014, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.01% to 3.50% during both 2015 and 2014. The Company does not charge beneficiaries any fees to maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the consolidated statements of financial position.

Deferred and uncollected premiums at December 31, 2015 and 2014 were as follows:

	December 31, 2015		December 31, 2014
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$237	$88	$223	$84

Ordinary renewal	2,450	1,998	2,366	1,931

Total deferred and uncollected premiums	$2,687	$2,086	$2,589	$2,015

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2015 and 2014 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2015	2014	2015	2014	2015	2014

	(in millions)

Subject to discretionary withdrawal	$6,123	$6,252	$16,058	$16,161	$22,181	$22,413

Not subject to discretionary withdrawal	-	-	4,440	4,549	4,440	4,549

Total separate account reserves	$6,123	$6,252	$20,498	$20,710	26,621	26,962

Non-policy liabilities					110	94

Total separate account liabilities					$26,731	$27,056

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2015 and 2014 was $162 million and $86 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $14 million and $12 million attributable to GMDB at December 31, 2015 and 2014, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.9 billion, $2.0 billion and $2.0 billion for the years ended December 31, 2015, 2014 and 2013, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the consolidated statements of operations.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013.

	For the years ended December 31,
	2015	2014	2013

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,946	$2,176	$2,120

Transfers from separate accounts	(1,796)	(1,675)	(1,578)

Net transfers to separate accounts	$150	$501	$542

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2015 and 2014 and does not expect to make a contribution to the plans during 2016.

The Company’s qualified defined benefit pension plan for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was discontinued as of December 31, 2013 and a formula that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula were frozen as of December 31, 2013 and remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees pay premiums to offset a portion of the cost of the health care plan. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December, 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the retiree plans. The plan limits the Company’s exposure to medical inflation to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums beginning January 1, 2019. The maximum annual increase of 3% will not apply to retirees who obtained age 65 prior to January 1, 2014.

Benefit Plan Accounting Changes

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new standards required that estimates of projected benefit obligation (“PBO”) and accumulated benefit obligation (“ABO”) include future benefit obligations for non-vested participants. The new standards also required that the Company’s surplus, as reported in the consolidated statements of financial position, fully reflect any net liability related to the plans’ PBO, reduced by the fair value of any plan assets, including previously unrecognized net experience losses, prior service costs and initial net assets (“unrecognized items”).

On January 1, 2013, the recognition of benefits for non-vested participants and unrecognized items created additional net defined benefit pension and postretirement plan liabilities of $1.2 billion and $0.5 billion, respectively. However, SSAPs 92 and 102 permitted the Company to recognize these liabilities and the corresponding decrease in surplus over a period of up to ten years, subject to minimum recognition requirements. The Company elected to utilize this deferral option as of January 1, 2013, at which time the related “transition liability” was $618 million. For the years ended December 31, 2015 and 2014, transition liabilities of $58 million and $134 million,

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

respectively, were reported as direct reductions to surplus in the consolidated statements of changes in surplus. The remaining unamortized transition liability was $19 million and $77 million at December 31, 2015 and 2014, respectively, and represents the total of all remaining unrecognized items. The remaining transition liability at December 31, 2015 is expected to be amortized as annual direct reductions to surplus during 2016.

The table below summarizes the net surplus impact related to the adoption of these new accounting standards on January 1, 2013, excluding any deferred tax impact.

	Defined Benefit Plans	Postretirement Benefit Plans	Total
	(in millions)

Minimum surplus reduction recognized:

10% of calculated surplus impact	$149	$48	$197

Annual amortization of unrecognized items	797	-	797

Difference between unfunded ABO and accrued benefit cost	84	-	84

Surplus reduction recognized at adoption	1,030	48	1,078

Reversal of:

Additional minimum liability	(73)	-	(73)

Nonadmitted asset relating to funded plans	(881)	-	(881)

Net reduction to surplus at adoption	$76	$48	$124

Prior to the adoption of SSAPs 92 and 102, an additional minimum liability (“AML”) was required if a plan’s ABO exceeded plan assets or related financial statement liabilities. The AML is no longer required under the new accounting standards. The impact of the elimination of the AML was reported as a direct increase to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2013. Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position. Pension assets that were nonadmitted prior to the adoption of SSAPs 92 and 102 were included in the initial surplus impact upon adoption. At December 31, 2013, the net reduction to surplus of $124 million was reported as a change in accounting principle in the consolidated statements of changes in surplus.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2015 and 2014, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2015	2014	2015	2014
	(in millions)

Fair value of plan assets at January 1	$4,251	$3,913	$77	$74

Changes in plan assets:

Actual return on plan assets	(4)	433	-	8

Company contributions	-	-	-	-

Actual plan benefits paid	(103)	(95)	(5)	(5)

Fair value of plan assets at December 31	$4,144	$4,251	$72	$77

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account (“GASA”), which primarily invests in a diversified portfolio of public

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2015 and 2014 were as follows:

	Target		Actual
	Allocation		Allocation

	2015	2014	2015	2014
Bonds	49%	49%	48%	50%
Equity investments	50%	50%	49%	46%
Other investments	1%	1%	3%	4%

Total assets	100%	100%	100%	100%

At each of December 31, 2015 and 2014, other investments are comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate PBOs of the defined benefit pension plans and postretirement benefit plans at December 31, 2015 and 2014 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2015	2014	2015	2014
	(in millions)
Projected benefit obligation at January 1	$4,609	$3,663	$825	$687

Changes in benefit obligation:
Service cost of benefits earned	117	93	25	19
Interest cost on projected obligations	181	180	30	31
Projected gross plan benefits paid	(117)	(111)	(26)	(26)
Projected Medicare Part D reimbursement	-	-	2	2
Experience (gains)/losses	(202)	784	(45)	112

Projected benefit obligation at December 31	$4,588	$4,609	$811	$825

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future compensation increases for active participants. The ABO is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

was $4.3 billion for each of the years ended December 31, 2015 and 2014. Experience (gains)/losses for the years ended December 31, 2015 and 2014 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2015, 2014 and 2013 and the net periodic benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2015	2014	2013	2015	2014	2013
Projected benefit obligation:
Discount rate	4.30%	4.00%	5.00%	4.30%	4.00%	5.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	4.00%	5.00%	4.00%	4.00%	5.00%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.75%	6.50%	6.50%	6.75%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The PBO for postretirement benefits at December 31, 2015 assumed an annual increase in future retiree medical costs of 7.0%, grading down to 5.0% over four years and remaining level thereafter. At December 31, 2014, the comparable assumption was for an annual increase in future retiree medical costs of 7.5% grading down to 5.0% over five years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2015 by $47 million and net periodic postretirement benefit expense for the year ended December 31, 2015 by $2 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2015 and net periodic postretirement benefit expense for the year ended December 31, 2015 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. These laws created an excise tax beginning in 2018, the effective date of which was delayed until 2020 by new legislation passed in 2015, on health care plans that have an aggregate value to the participants greater than a threshold amount. Recent changes to the Company’s postretirement health care plans are expected to keep the aggregate value of the plans below the excise tax threshold. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2015 and 2014.

	Defined Benefit Plans		Postretirement Benefit Plans

	2015	2014	2015	2014

	(in millions)

Fair value of plan assets	$4,144	$4,251	$72	$77

Projected benefit obligation	4,588	4,609	811	825

Funded status	(444)	(358)	(739)	(748)

Unrecognized net experience losses	-	-	-	1

Unrecognized prior service costs/(credits)	-	-	19	76

Nonadmitted asset	(415)	(459)	-	-

Financial statement liability	$(859)	$(817)	$(720)	$(671)

The PBO for defined benefit plans above included $859 million and $817 million related to nonqualified, unfunded plans at December 31, 2015 and 2014, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 111% and 112% of the projected benefit obligations of these plans at December 31, 2015 and 2014, respectively.

Net experience gains or losses represent cumulative amounts by which actual plan experience for return on plan assets or growth in PBO have varied from related assumptions. These accumulated gains or losses are amortized into net periodic benefit cost only when they exceed certain limits.

Prior service costs/(credits) represent the value of benefits granted or rescinded based on services rendered in prior periods. These costs/(credits) are recognized as components of net periodic benefit cost on a straight line basis over the anticipated future service period of the participants.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the consolidated statements of changes in surplus. Apart from the initial adoption impacts of SSAPs 92 and 102, aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2015 and 2014:

	Defined		Postretirement
	Benefit Plans		Benefit Plans		Total

	2015	2014	2015	2014	2015	2014

	(in millions)

Changes in plan assets and benefit obligations recognized in surplus

Net experience gains/(losses)	$(87)	$(639)	$40	$(181)	$(47)	$(820)

Prior service (costs)/credits	(1)	(4)	(56)	(30)	(57)	(34)

Initial net asset	-	-	-	-	-	-

Amounts amortized from surplus into net periodic benefit cost:

Net experience losses	$64	$25	$3	$1	$67	$26

Prior service costs/(credits)	(14)	(14)	12	12	(2)	(2)

Initial net asset	(40)	(17)	-	-	(40)	(17)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Net experience gains/(losses) primarily reflect the impacts of any changes to plan assumptions (e.g., discount rate and mortality assumptions) that are applied to the calculation of PBO estimates. Total defined benefit pension and postretirement plan net experience gains/(losses) recognized in surplus but not yet amortized into net periodic benefit cost were $(1.4) billion and $(0.1) billion at December 31, 2015, respectively, and $(1.4) billion and $(0.2) billion at December 31, 2014, respectively.

Total defined benefit and postretirement plan prior service (costs)/credits recognized in surplus but not yet amortized into net periodic benefit cost were $277 million and $(154) million at December 31, 2015, respectively, and $293 million and $109 million at December 31, 2014, respectively. The total initial net asset recognized in surplus but not yet amortized into net periodic benefit cost was $347 million and $387 million at December 31, 2015 and 2014, respectively.

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2015, 2014 and 2013 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2015	2014	2013	2015	2014	2013

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$117	$93	$166	$25	$19	$27

Interest cost on projected obligations	181	180	161	30	31	30

Amortization of experience losses	64	25	92	3	1	5

Amortization of prior service costs/(credits)	(14)	(14)	(11)	12	12	13

Amortization of initial net asset	(40)	(17)	(71)	-	-	-

Curtailment and other	-	-	11	-	-	-

Expected return on plan assets	(273)	(251)	(239)	(5)	(5)	(4)

Net periodic benefit cost	$35	$16	$109	$65	$58	$71

The Company expects to increase/(decrease) periodic benefit costs through the amortization of $68 million, $(25) million and $(21) million of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2016. Amortization of postretirement plan net experience losses of $4 million and prior service costs of $2 million are also expected to increase net periodic benefit cost during 2016.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2016 through 2025 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2016	$129	$24

2017	147	28

2018	160	31

2019	169	33

2020	178	36

2021-2025	1,021	217

Total	$1,804	$369

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2015, 2014 and 2013, the Company expensed total contributions to these plans of $45 million, $43 million and $35 million, respectively.

Benefit Plan Amendment

On February 11, 2016, the Company announced a prospective amendment to employee postretirement benefits to be provided to certain retirees beginning on July 1, 2016. This change replaces health care coverage under the plan for many retirees aged 65 and older with a subsidy towards the purchase of individual insurance through an approved third-party private exchange as well as guidance with choosing the appropriate coverage. Retirees aged 64 and under will continue to participate in the Company’s postretirement health insurance plan until they attain the age of 65.

The aggregate impact of this change on the PBO for the employee postretirement benefit plan as of February 11, 2016 is estimated to be approximately $85 million, which will be recorded as a direct increase to surplus in the consolidated statements of changes in surplus during 2016.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $40 million of individual life coverage and a maximum of $60 million of joint life coverage for any single mortality risk. The Company discontinued its participation in a life insurance catastrophic risk sharing pool during 2014.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at each of December 31, 2015 and 2014 were reported net of ceded reserves of $1.7 billion. The Company has reinsured all risks disclosed in the consolidated financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the years ended December 31,

	2015	2014	2013

	(in millions)

Direct premium revenue	$18,704	$17,894	$17,481
Premiums ceded	(916)	(893)	(882)

Premium revenue	$17,788	$17,001	$16,599

Direct benefit expense	$19,205	$18,425	$18,125

Benefits ceded	(660)	(618)	(667)

Total benefits	$18,545	$17,807	$17,458

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

In addition, the Company received $160 million, $161 million and $164 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2015, 2014 and 2013, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2015 and 2014 that were considered by the Company to be uncollectible.

Effective October 1, 2014, The Northwestern Mutual Life Insurance Company and Northwestern Long Term Care Insurance Company entered into an affiliated reinsurance agreement. Under this agreement, Northwestern Long Term Care Insurance Company ceded 100% of the net risks associated with its in-force long-term care policies and future issuances of long-term care policies to The Northwestern Mutual Life Insurance Company. All financial statement impacts of this transaction were eliminated upon consolidation of the two entities.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	NM Planning, LLC and subsidiaries
NM Investment Management Company, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense in the consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013 related to “ordinary” taxable income or loss were as follows:

	For the years ended December 31,
	2015	2014	2013

	(in millions)

Tax payable on ordinary income	$69	$200	$80

Low income housing tax credits	(111)	(107)	(101)

Other tax credits	(21)	(35)	(30)

Increase (decrease) in contingent tax liabilities	10	(36)	33

Total current tax expense (benefit)	$(53)	$22	$(18)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $(90) million, $86 million and $124 million was included in net IMR deferrals for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $112 million, $123 million and $179 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company’s effective tax rates for the years ended December 31, 2015, 2014, and 2013 were lower than the statutory rate of 35% due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The temporary differences primarily included changes in net deferred tax assets and permanent differences primarily included unconsolidated subsidiary distributions, dividends received deduction, amortization of the IMR and tax credits. The related tax impacts of these differences were reductions of $334 million, $431 million, and $403 million for the years ended December 31, 2015, 2014, and 2013, respectively.

The Company made payments to the Internal Revenue Service (“IRS”) for federal income taxes of $505 million, $480 million and $526 million during the years ended December 31, 2015, 2014 and 2013, respectively. Total federal income taxes paid, including refunds or overpayments applied, for tax years 2015, 2014 and 2013 of $225 million, $598 million and $585 million, respectively, are available as of December 31, 2015 for refund claims in the event of future tax losses.

Federal income tax returns for 2009 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2015 and 2014 were as follows:

	For the years ended December 31,

	2015	2014

	(in millions)

Balance at beginning of year	$431	$467

Additions for tax positions of prior years	10	-

Reductions for tax positions of prior years	-	(36)

Balance at end of year	$441	$431

Included in contingent tax liabilities at December 31, 2015 and 2014 were $403 million and $395 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2015 balance are $16 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense. For the years ended December 31, 2015, 2014 and 2013, the Company recognized $1 million, $(15) million and $8 million, respectively, of interest-related tax expense (benefit). Contingent tax liabilities included $23 million and $22 million for the payment of interest at December 31, 2015 and 2014, respectively.

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2015 and 2014 were as follows:

	December 31,

	2015	2014	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$1,243	$1,192	$51

Investments	446	390	56

Policy benefit liabilities	2,225	2,194	31

Benefit plan obligations	864	827	37

Other	112	110	2

Gross deferred tax assets	4,890	4,713	177

Nonadmitted deferred tax assets	(9)	(9)	-

Gross admitted deferred tax assets	4,881	4,704	177

Deferred tax liabilities:

Investments	792	892	(100)

Other	801	757	44

Gross deferred tax liabilities	1,593	1,649	(56)

Net deferred tax assets	$3,288	$3,055	$233

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Gross deferred tax assets at December 31, 2015 and 2014 included $4.4 billion and $4.3 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.4 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2015 and 2014 included $0.8 billion and $0.8 billion, respectively, related to temporary differences that were ordinary in nature and $0.8 billion and $0.9 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2015 and 2014. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2015 or 2014.

The Company exceeded the minimum risk-based capital (“RBC”) level of 300% based on authorized control level RBC computed without net deferred tax assets at December 31, 2015 and 2014 and expects to exceed this minimum during 2016.

Significant components of the calculation of net deferred tax assets at December 31, 2015 and 2014 were as follows (in millions):

	December 31, 2015				December 31, 2014		Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$4,444	$446	$4,890	$4,323	$390	$4,713	$121	$56	$177

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,444	446	4,890	4,323	390	4,713	121	56	177

Deferred tax assets nonadmitted	9	-	9	9	-	9	-	-	-

Subtotal net admitted deferred tax asset	4,435	446	4,881	4,314	390	4,704	121	56	177

Deferred tax liabilities	801	792	1,593	757	892	1,649	44	(100)	(56)

Net admitted deferred tax asset/(liability)	$3,634	$(346)	$3,288	$3,557	$(502)	$3,055	$77	$156	$233

	December 31, 2015			December 31, 2014			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$1,393	$320	$1,713	$1,755	$266	$2,021	$(362)	$54	$(308)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,858	-	1,858	1,401	-	1,401	457	-	457

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,184	126	1,310	1,158	124	1,282	26	2	28

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,435	$446	$4,881	$4,314	$390	$4,704	$121	$56	$177

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,858			$1,401			$457

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,464			$2,408			$56

Ratio percentage used to detemine recovery period and threshold limitation amount			1134%			1144%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$16,425			$16,055

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Russell common and preferred stock to a third party. Prior to this sale, the Company, through a wholly-owned non-insurance subsidiary, was the majority shareholder of Russell, a worldwide provider of investment products and services. Upon the sale, the Company’s wholly-owned subsidiary reported an after-tax gain of $1.1 billion from the sale of its common stock investment in Russell, which was reported by the Company as an unrealized capital gain in the consolidated statements of changes in surplus for the year ended December 31, 2014. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow. Of this amount, $50 million was reported as an unrealized capital gain in the consolidated statements of changes in surplus with the remainder reported as a realized capital gain in the consolidated statements of operations.

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2015.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2015 and 2014, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2015		December 31, 2014
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$150	$1	$128	$1

Guarantees of real estate obligations	385	4	388	4

Guarantees of obligations of affiliates	-	-	-	-

Guarantees issued on behalf of wholly-owned subsidiaries	25	-	-	-

Total contingencies and guarantees	$560	$5	$516	$5

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $5.7 billion at December 31, 2015 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2015.

13.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2015, 2014 and 2013, which is reported as a reduction of net investment income in the consolidated statements of operations. A total of $585 million in interest has been paid on the notes from their issuance through December 31, 2015.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2015 and 2014.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2015 and 2014 were as follows:

	December 31, 2015
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)

General account investment assets:

Bonds	$133,449	$135,537	$2,894	$128,973	$3,670

Mortgage loans	32,236	33,617	-	-	33,617

Policy loans	17,146	17,146	-	-	17,146

Common and preferred stocks	3,753	3,769	3,173	50	546

Derivative assets	469	552	-	552	-

Surplus note investments	160	199	-	165	34

Collateral loans	-	-	-	-	-

Cash and short-term investments	1,460	1,460	486	974	-

Separate account assets	26,731	26,731	24,275	2,100	356

General account liabilities:

Investment-type insurance reserves	$5,209	$5,021	$-	$-	$5,021

Liabilities for securities lending	1,047	1,047	-	1,047	-

Derivative liabilities	26	28	-	28	-

Separate account liabilities	26,731	26,731	24,275	2,100	356

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

	December 31, 2014
	Statement Value	Fair Value	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)
	(in millions)

General account investment assets:

Bonds	$128,126	$135,247	$3,234	$128,505	$3,508

Mortgage loans	29,341	31,247	-	-	31,247

Policy loans	16,756	16,756	-	-	16,756

Common and preferred stocks	3,583	3,613	2,970	77	566

Derivative assets	330	388	-	388	-

Surplus note investments	160	211	-	179	32

Collateral loans	40	40	-	-	40

Cash and short-term investments	2,588	2,588	708	1,880	-

Separate account assets	27,056	27,056	24,462	2,221	373

General account liabilities:

Investment-type insurance reserves	$5,220	$5,058	$-	$-	$5,058

Liabilities for securities lending	954	954	-	954	-

Derivative liabilities	27	23	-	23	-

Separate account liabilities	27,056	27,056	24,462	2,221	373

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the consolidated statements of financial position at December 31, 2015 and 2014.

	December 31, 2015
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,172	$1	$432	$3,605
Bonds	-	23	9	32
Derivative assets at fair value	-	103	-	103
Derivative liabilities at fair value	-	(25)	-	(25)

Total general account	$3,172	$102	$441	$3,715

Separate accounts:
Mutual fund investments	$22,432	$-	$-	$22,432
Other benefit plan assets/liabilities	58	23	2	83
Pension and postretirement assets:
Bonds	171	1,774	69	2,014
Common and preferred stock	1,595	3	20	1,618
Cash and short-term securities	14	289	-	303
Other assets/liabilities	5	11	265	281

Subtotal pension and postretirement assets	1,785	2,077	354	4,216

Total separate accounts	$24,275	$2,100	$356	$26,731

	December 31, 2014
	Quoted prices in active markets for identical assets (level 1)	Significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$2,971	$-	$443	$3,414
Bonds	-	14	-	14
Derivative assets at fair value	-	158	-	158
Derivative liabilities at fair value	-	(12)	-	(12)

Total general account	$2,971	$160	$443	$3,574

Separate accounts:
Mutual fund investments	$22,663	$-	$-	$22,663
Other benefit plan assets/liabilities	43	19	3	65
Pension and postretirement assets:
Bonds	244	1,908	74	2,226
Common and preferred stock	1,503	5	20	1,528
Cash and short-term securities	10	257	-	267
Other assets/liabilities	-	31	276	307

Subtotal pension and postretirement assets	1,757	2,201	370	4,328

Total separate accounts	$24,463	$2,220	$373	$27,056

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2015 or 2014.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2015 and 2014.

				Separate account pension and postretirement[1]
For the year ended December 31, 2015	General account common and preferred stock	General account bonds	Separate account other benefit plan assets[1]	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)

Fair value, beginning of period	$443	$-	$3	$74	$20	$276	$816

Realized gains/(losses)	59	(18)	-	-	6	67	114

Unrealized gains/(losses)	(17)	-	-	(5)	1	(22)	(43)

Issuances	-	-	-	-	-	-	-

Purchases	51	-	-	15	4	61	131

Sales	(111)	-	(1)	(3)	(6)	(117)	(238)

Settlements	(26)	-	-	(22)	(4)	-	(52)

Net discount/premium	-	-	-	1	-	-	1

Transfers into Level 3	33	27	-	9	-	-	69

Transfers out of Level 3	-	-	-	-	(1)	-	(1)

Fair value, end of period	$432	$9	$2	$69	$20	$265	$797

1 Changes in separate account invested asset fair values have no impact on consolidated surplus

				Separate account pension and postretirement[1]
For the year ended December 31, 2014	General account common and preferred stock	General account bonds	Separate account other benefit plan assets[1]	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)

Fair value, beginning of period	$606	$7	$3	$74	$30	$278	$998

Realized gains/(losses)	128	-	-	1	16	28	173

Unrealized gains/(losses)	15	2	-	(7)	(5)	(2)	3

Issuances	-	-	-	-	-	-	-

Purchases	14	-	-	28	2	44	88

Sales	(301)	-	-	(1)	(24)	(73)	(399)

Settlements	(4)	(7)	-	(28)	1	-	(38)

Net discount/premium	-	1	-	2	-	-	3

Transfers into Level 3	-	-	-	10	-	2	12

Transfers out of Level 3	(15)	(3)	-	(5)	-	(1)	(24)

Fair value, end of period	$443	$-	$3	$74	$20	$276	$816

1 Changes in separate account invested asset fair values have no impact on consolidated surplus

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2015, 2014 and 2013

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for bonds and privately-placed common and preferred stocks classified as level 3 financial instruments at December 31, 2015.

	Fair value (in millions)	Valuation techniques	Significant unobservable inputs	Range		Weighted average

Bonds	$ 78	Broker quotes	Quoted prices [1]	65.00	100.67	84.76

		Discounted cash flows	Credit spreads [2]	401.56	1,951.52	1,002.96

Common and preferred stocks	$ 452	Sponsor valuations	EBITDA multiples	4.85 X	12.75 X	10.52 X

		Market comparables	EBITDA multiples [3]	2.99 X	30.74 X	10.71 X

		Sponsor valuations	Book value multiples	0.40 X	1.36 X	1.17 X

1 - Presented as a price per hundred dollars of par

2 - Presented in basis points

3 - Includes transaction multiples

Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are valued using a market comparables approach, a private equity sponsor valuation, or a combination of the two methodologies. The market comparables approach relies on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). EBITDA is normalized for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

PART C

OTHER INFORMATION

Item 26.  Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)	Flexible Premium Variable Joint Life Insurance Policy (RP.VJL. 1298), with Policy Split Provision, including Policy amendment	Exhibits A(5)(a) and A(5)(b) to Form S-6 Post-Effective Amendment No. 4 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed May 31, 2001
(d)(2)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(d)(3)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(h)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, and August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)(a)(4) to Form N-6 Post-Effective Amendment No. 41 for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(3)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(h)(b)(4)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(b)(5)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (h)(b)(5) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(c)(3)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(c)(4)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on April 30, 2012
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012

(j)(c)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(d)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(e)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(f)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(g)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(h)	Power of Attorney	Exhibit (j)(h) to Form N-6 Post-Effective Amendment No. 27, for Northwestern Mutual Variable Life Account I, File No. 333-59103, filed on February 18, 2016
(j)(i)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2016	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2016	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2016

Name	Address

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner & CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President & Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James P. Hackett	President & CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

John E. Schlifske	Chairman & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2016

John E. Schlifske	Chairman of the Board & Chief Executive Officer
Leslie Barbi	Senior Vice President (Public Investments)
Rebekah B. Barsch	Vice President (Planning and Sales)
Blaise C. Beaulier	Vice President (Enterprise Projects & Support)
Sandra L. Botcher	Vice President (Facility Operations)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Strategic Philanthropy & Community Relations)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President
Timothy J. Gerend	Senior Vice President (Distribution Growth & Development)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Officer
John M. Grogan	Senior Vice President (Insurance and Investment Products)
Thomas C. Guay	Vice President (Risk Selection Strategy)
Gary M. Hewitt	Vice President (Investment Risk Management)
Meg E. Jansky	Vice President – Field Integration
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd Jones	Vice President & Controller
John L. Kordsmeier	Vice President
Jeffrey J. Lueken	Senior Vice President (Private Securities)
Stephanie A. Lyons	Vice President – Enterprise Risk Assurance
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
John W. McTigue	Chief Distribution Advisor
Christian W. Mitchell	Vice President (Wealth Management)
Gregory C. Oberland	President
Rebecca Porter	Vice President (Corporate Strategy)
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Distribution Strategy and Finance)
Tammy M. Roou	Vice President & Chief Risk Officer
Timothy G. Schaefer	Executive Vice President (Client & Digital Experience)
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Sarah E. Schott	Vice President (Enterprise Compliance)

Sheldon I. Cuffie	Vice President & Chief Information Security Officer
David W. Simbro	Senior Vice President (Life & Annuity Product)
Steve P. Sperka	Vice President (Field Rewards)
David G. Stoeffel	Vice President (Wealth Platform & Partners)
Steven J. Stribling	Vice President (Disability Income)
Alexa Von Tobel	Vice President (Client Experience)
Kamilah D. Williams-Kemp	Vice President (Long Term Care)
Conrad C. York	Vice President (Marketing)
Thomas D. Zale	Vice President (Real Estate)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2015

Employee	Title

Gregory A. Gurlik	Senior Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director-Product Compliance
Chris G. Trost	VP-Corporate Actuary
Paul W. Skalecki	VP-Actuary

Mark J. Gmach	Regional VP
Laila V. Hick	VP-Agency Development
Jason R. Handal	Regional VP
Arthur J. Mees	Regional VP
Timothy Nelson	Regional VP
Michael E. Pritzl	VP-Managing Director Relations
John C. Roberts	VP-Targeted Office Support

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
Randy M. Pavlick	VP-Managed Investments Compliance
Jeffrey P. Schloemer	Director-Compliance
Rebecca Villegas	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Lisa M. Belli-Fuchs	Director-Reporting & Systems Administration
Barbara E. Courtney	Director-Mutual Fund Accounting
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
K. David Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Rick T. Zehner	VP-Research & Special Projects

Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration

David A. Eurich	Director-Field Training
Joanne M. Migliaccio	Director-Contract, License & Registration
Sarah L. N. Koenig	Director-Horizontal Growth
Cindy S. Prater	Director-Practice Management

Arleen J. Llewellyn	Director-FR Engagement & Selection
Paul J. Steffen	VP-Agency Development

Michael R. Fasciotti	Director-Field Real Estate

Employee	Title
Richard P. Snyder	Director-Field Compensation

Brenda J. Antkowski	Director-Field Integration
Paula B. Asen	Director-Field Integration
Kevin J. Konopa	Director-Field Integration

Karen A. Molloy	VP-Treasurer
Deborah A. Schultz	VP-Financial Management

Pency P. Byhardt	Vice President-Annuity Operations
Don P. Gehrke	Director-Retail Investment Operations
Dennis P. Goyette	Director-Annuity Customer Service
Linda A. Schaefer	Director-Document Shared Services
Lori A. Torner	Director-Retail Investment Operations

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Lisa A. Cadotte	VP-Investment Risk Management

Thomas K. Anderson	Asst. General Counsel & Asst. Secretary
Mark J. Backe	VP-Insurance & Operations Counsel & Asst. Secretary
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel & Asst. Secretary
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Katherine T. Hartman	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Kim W. Lunn	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Rodd Schneider	VP & Litigation and Distribution Counsel & Asst. Secretary
Paul W. Scott	Asst. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Michael W. Zielinski	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason T. Klawonn	VP-Advanced Markets
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Employee	Title
Steven J. Stribling	VP-Life Product Development

Thomas R. Anderson	Director-Advanced Planning
Candace M. Damon	Director-Strategic Productivity
Angela M. DiCastri	Director-Retirement Markets
Ruthann M. Driscoll	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Matthew K. Fleming	Director-Planning & Investments Support
Stephen J. Frankl	Director-Planning & Sales
William F. Grady, IV	Director-Advanced Planning
Terence J. Holahan	Director-Planning & Sales Education & Development
Emily J. Holbrook	Director-Young Personal Market
Patrick J. Horning	Director-Advanced Planning
William R. Hughes	Director-Advanced Planning
Martha M. Kendler	Director-Closely Held Business Market
Amy Kiiskila	Director-Advanced Planning
Shawn P. Mauser	Director-Network Office Productivity
John E. Muth	Director-Advanced Planning
Elizabeth Ridley	VP-Market Strategy & Training
Andrew J. Smalley	Director-Sales Promotion & Integration
Michael C. Soyka	Director-Planning & Sales
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Director-Planning & Insurance Support
Stephanie Wilcox	Director-Planning & Sales Admin/Integration
Brian D. Wilson	VP-National Sales

James LeMere	Director-Policyowner Services
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stilwell	Director-Policyowner Services
Gina Tolzman	Director-Policyowner Services

Mark J. McLennon	VP-IPS Business Development

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2016 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company, registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2016)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00

All Other Subsidiaries
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
AMLI at Perimeter Gardens, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Artisan Garden Apartments, LLC(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Bradford Master Association Inc. (2)	North Carolina	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Dortmund, LLC(2)	Delaware	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
GRO, LLC(2)	Delaware	100.00
GRO-SUB, LLC(2)	Delaware	100.00
Hamptons PBG, L.P. (2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
LearnVest Inc. (2)	Delaware	100.00
LearnVest Planning Services, LLC(2)	Delaware	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2016)
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, LLC.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Neptune, LLC(2)	Delaware	100.00
NM Planning, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM-Hemlock, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund I, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund I, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	100.00
NorthWoods Phase I, LLC(2)	Delaware	100.00
NWM ZOM GP, LLC(2)	Delaware	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Perimeter Place Master Condominium Association, Inc.(2)	Georgia	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Promenade at Clifton LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2016)
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	100.00
Trade Street Associates I, LLC(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2015, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.  Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.  Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 30, 2016, the directors and officers of NMIS are as follows:

Name	Position
Rebekah B. Barsch	Vice President, Planning and Sales
Pency P. Byhardt	Vice President, Annuity Operations
Michael G. Carter	Director
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Bradley L. Eull	Secretary
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Director, Senior Vice President, Agencies
John M. Grogan	Director, Senior Vice President, Insurance and Investment Products
David P. Harley	Director, Investment Services
Andrew E. Iggens	Assistant Treasurer
Ronald P. Joelson	Director
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration

Jeffrey J. Niehaus	Director, Business Retirement Markets
K. David Nunley	Assistant Treasurer
Gregory C. Oberland	Executive Officer, Agencies, Sales and Marketing
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Travis T. Piotrowski	Vice President, Policyowner Services
Daniel A. Riedl	Vice President, Chief Operating Officer
Bethany M. Rodenhuis	Senior Vice President, Agencies Strategy and Services
Calvin R. Schmidt	Director, Senior Vice President, Integrated Operations
Sarah R. Schneider	Vice President, New Business
Sarah E. Schott	Vice President, Compliance/Best Practices
David W. Simbro	Senior Vice President, Life and Annuity Product
Todd W. Smasal	Director, Human Resources
David G. Stoeffel	Director, President and Chief Executive Officer
Kellen A. Thiel	Director, Investment Products
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer
Brian D. Wilson	Vice President, National Sales
Terry Young	Assistant Secretary

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $4,059,098 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.  Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.  Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.  Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 2016.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 28th day of April, 2016.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ TODD JONES	Vice President and Controller;
Todd Jones	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed on February 18, 2016.

Each of the signatures is affixed as of April 28, 2016.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 28 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2016	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 25, 2016	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith